TABLE OF CONTENTS
-----------------------------------------------------------------------------



LETTER TO SHAREHOLDERS......................................          1
STATEMENTS OF NET ASSETS/SCHEDULE OF INVESTMENTS............          3
STATEMENTS OF ASSETS AND LIABILITIES........................         38
STATEMENTS OF OPERATIONS....................................         40
STATEMENTS OF CHANGES IN NET ASSETS.........................         42
FINANCIAL HIGHLIGHTS........................................         47
NOTES TO FINANCIAL STATEMENTS...............................         50



       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       STATEMENT OF NET ASSETS                THE COMPASS CAPITAL GROUP
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       CASH RESERVE FUND



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
COMMERCIAL PAPER (23.1%)
 ABN/AMRO New York
   5.740%, 10/10/95................   $   5,000   $   4,969
 Asset Securitization Cooperative
   5.765%, 10/19/95................       4,500       4,466
 Bayerische Landesbank Girozentrale
   5.740%, 09/18/95................       5,000       4,987
 Commerzbank A.G.
   5.735%, 09/11/95................       5,000       4,992
 E.I. Dupont de Nemours
   5.720%, 11/07/95................      10,000       9,896
 International Nederlanden U.S.
   Funding Corporation
   5.700%, 10/16/95................       5,000       4,965
 Jet Funding
   5.898%, 10/31/95................      10,197      10,097
 MCA Funding
   6.340%, 09/12/95................       8,000       7,985
 Mitsubishi International
   5.830%, 10/24/95................       5,000       4,958
 New South Wales Treasury
   5.600%, 01/09/96................      10,000       9,803
 New Zealand
   5.781%, 11/20/95................       4,000       3,949
 Rexam PLC
   5.750%, 09/13/95................       5,000       4,991
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   5.793%, 09/19/95................       5,000       4,986
 Sherwood Medical
   5.800%, 09/27/95................       5,000       4,979
 South Australian Government
   Financing Authority
   5.700%, 10/13/95................       5,000       4,967
 Southland
   5.760%, 09/12/95................       5,000       4,991
   5.808%, 10/25/95................       5,000       4,957
 State Bank of New South Wales,
   Delaware
   6.270%, 09/07/95................      10,000       9,990
                                                  ---------
 Total Commercial Paper
   (Cost $110,928,205).............                 110,928
                                                  ---------
CORPORATE BONDS (21.4%)
 Abbey National North America
   Corporation
   7.400%, 12/15/95................      10,000      10,024
 American Express Centurion Bank
   5.875%, 09/12/95 (A)............      10,000      10,000
   5.938%, 09/26/95 (A)............      10,000       9,999
 Associates
   8.375%, 06/01/96................       4,100       4,172


                                   Continued
                                       3


                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Bear Stearns
   6.313%, 09/15/95................   $   3,500   $   3,500
 FCC National Bank, Delaware
   5.700%, 09/06/95 (A)............      10,000      10,000
 Ford Motor Credit
   8.625%, 04/15/96................       6,100       6,187
 General Electric Capital
   5.950%, 09/01/95 (A)............       5,000       5,000
   5.960%, 09/01/95 (A)............       5,000       5,000
   6.150%, 09/01/95 (A)............      10,000       9,999
 Merrill Lynch
   5.620%, 09/06/95 (A)............       5,000       5,000
 Nationsbank, North Carolina
   5.375%, 12/01/95................      10,350      10,330
 Toyota Motor Credit
   5.980%, 09/01/95 (A)............      10,000       9,996
   5.680%, 09/06/95 (A)............       3,700       3,698
                                                  ---------
 Total Corporate Bonds
   (Cost $102,905,314).............                 102,905
                                                  ---------
ASSET BACKED SECURITIES (7.7%)
 Ford Credit Auto Lease Trust
   6.000%, 05/15/96................       4,000       3,999
 John Deere Owner Trust
   5.812%, 09/15/95 (A)............       8,113       8,113
 Steers
   6.190%, 09/01/95 (A)............      10,000      10,000
   5.987%, 09/18/95 (A)............      10,000      10,000
   5.941%, 11/18/95 (A)............       5,000       5,000
                                                  ---------
 Total Asset Backed Securities
   (Cost $37,112,288)..............                  37,112
                                                  ---------
GUARANTEED INVESTMENT CONTRACT
 (2.1%)
 Peoples Security Life
   6.070%, 09/01/95 (A)............      10,000      10,000
                                                  ---------
 Total Guaranteed Investment
   Contract (Cost $10,000,000).....                  10,000
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (12.0%)
 Federal Home Loan Bank
   6.100%, 06/05/96................      10,000       9,996
   5.725%, 07/25/96................      10,000      10,000
 Federal Home Loan Mortgage
   Corporation
   6.000%, 09/01/95 (A)............       5,000       5,005
 Federal National Mortgage
   Association
   6.063%, 11/13/95................       5,000       4,940
   5.590%, 07/01/96................      10,000       9,987


                                   Continued

                                       4
       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       CASH RESERVE
       FUND (CONTINUED)



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Small Business Administration
   7.250%, 09/01/95 (A)............   $   7,394   $   7,554
 Student Loan Marketing Association
   5.670%, 09/06/95 (A)............       5,000       4,983
   6.080%, 07/01/96................       5,000       5,000
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $57,464,745)..............                  57,465
                                                  ---------
CERTIFICATES OF DEPOSIT (6.3%)
 Bank of Tokyo
   5.870%, 10/16/95................      10,000      10,000
 Canadian Imperial Bank
   5.760%, 09/20/95................       5,000       5,000
 Mitsubishi Bank, New York
   5.900%, 09/08/95................       5,000       5,000
 Sanwa Bank, New York
   5.850%, 09/01/95................       5,000       5,000
   5.830%, 10/24/95................       5,000       5,000
                                                  ---------
 Total Certificates of Deposit
   (Cost $30,000,371)..............                  30,000
                                                  ---------
EURO CERTIFICATES OF DEPOSIT (2.1%)
 Abbey National PLC, London
   6.730%, 04/02/96................       5,000       5,008
 Abbey National Treasury Services
   6.400%, 05/30/96................       5,000       5,000
                                                  ---------
 Total Euro Certificates of Deposit
   (Cost $10,007,857)..............                  10,008
                                                  ---------
BANKERS ACCEPTANCES (5.3%)
 Bank of Tokyo, Los Angeles
   5.900%, 11/06/95................       5,000       4,947
 Dai Ichi Kangyo Bank, New York
   5.890%, 10/30/95................       5,000       4,953
 Mitsubishi Bank, New York
   5.740%, 09/08/95................       5,000       4,994
   5.725%, 11/17/95................       5,000       4,940
 Sanwa Bank, New York
   5.710%, 10/02/95................       5,700       5,673
                                                  ---------
 Total Bankers Acceptances
   (Cost $25,506,625)..............                  25,507
                                                  ---------
BANK NOTE (1.7%)
 First National Bank of Chicago
   6.130%, 08/26/96................       8,000       8,000
                                                  ---------
 Total Bank Note
   (Cost $8,000,000)...............                   8,000
                                                  ---------
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
REPURCHASE AGREEMENTS (15.7%)
 First Boston, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $45,007,344
   (collateralized by U.S. Treasury
   Strips, par value $67,559,769,
   maturities ranging from 11/15/95
   to 05/15/14, market value
   $46,279,516)....................   $  45,000   $  45,000
 Merrill Lynch, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $30,557,986
   (collateralized by U.S. Treasury
   Bond, par value $375,000,
   7.875%, 02/15/21, market value
   $422,926, Federal Home Loan
   Mortgage Corporation,
   Collateralized Mortgage
   Obligations, par value
   $29,248,520, coupons ranging
   from 0.00% to 8.50%, maturities
   ranging from 03/15/97 to
   07/15/23, market value
   $25,926,413, Federal National
   Mortgage Association,
   Collateralized Mortgage
   Obligation, par value
   $4,700,000, 7.50%, 03/25/07,
   market value $4,817,649)........      30,553      30,553
                                                  ---------
 Total Repurchase Agreements
   (Cost $75,553,000)..............                  75,553
                                                  ---------
 Total Investments (97.4%)
   (Cost $467,478,405).............                 467,478
                                                  ---------
OTHER ASSETS AND LIABILITIES (2.6%)
 Other Assets and Liabilities,
   Net.............................                  12,548
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 480,111,786 outstanding
   shares of beneficial interest...                 480,112
 Accumulated net realized loss on
   investments.....................                     (86)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 480,026
                                                  ---------
                                                  ---------
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  ---------
                                                  ---------


------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.
PLC--Public Limited Company

    The accompanying notes are an integral part of the financial statements.

                                       5
       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

       U.S. TREASURY FUND

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. TREASURY OBLIGATIONS (50.4%)
 U.S. Treasury Bills
   5.061%, 09/14/95................   $  30,000   $  29,945
   5.366%, 09/21/95................      55,000      54,833
   5.373%, 09/28/95................      25,000      24,900
   5.410%, 10/12/95................      25,000      24,847
   5.390%, 01/18/96................      10,000       9,789
   5.755%, 05/02/96................      15,000      14,438
 U.S. Treasury Notes
   3.875%, 10/31/95................      25,000      24,918
   4.250%, 11/30/95................      15,000      14,942
   4.000%, 01/31/96................      15,000      14,896
   4.625%, 02/15/96................      25,000      24,879
   5.875%, 05/31/96................      10,000      10,007
 U.S. Treasury Strips
   5.685%, 11/15/95................      25,000      24,718
   6.140%, 02/15/96................      10,000       9,731
                                                  ---------
 Total U.S. Treasury Obligations
   (Cost $282,843,379).............                 282,843
                                                  ---------
REPURCHASE AGREEMENTS (49.5%)
 First Boston, 5.80% dated
   08/31/95, matures 09/01/95,
   repurchase price $55,008,861
   (collateralized by U.S. Treasury
   Bond, par value $53,271,000,
   7.25%, maturing 08/15/22, market
   value $56,219,133)..............      55,000      55,000
 First Boston, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $80,013,056
   (collateralized by U.S. Treasury
   Coupon Strips, par value
   $117,537,005, maturities ranging
   from 11/15/95 to 08/15/04,
   market
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   value $82,216,664)..............      80,000      80,000
 Goldman Sachs Group, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $15,002,396
   (collateralized by U.S Treasury
   Notes, par value $15,033,000,
   maturities ranging from 06/30/96
   to 01/15/00, rates ranging from
   5.625% to 6.375%, market value
   $15,300,855)....................   $  15,000   $  15,000
 Merrill Lynch, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $127,476,358
   (collateralized by U.S. Treasury
   Notes, par value $126,597,000,
   maturities ranging from 2/15/98
   to 08/15/98, rates ranging from
   5.125% to 9.00%, market value
   $130,008,310)...................     127,456     127,456
                                                  ---------
 Total Repurchase Agreements
   (Cost $277,456,000).............                 277,456
                                                  ---------
 Total Investments (99.9%)
   (Cost $560,299,379).............                 560,299
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.1%)
 Other Assets and Liabilities,
   Net.............................                     416
                                                  ---------
NET ASSETS:
Portfolio shares (unlimited
 authorization--no par value) based
 on 560,709,434 outstanding shares
 of beneficial interest............                 560,709
Accumulated net realized gain on
 investments.......................                       6
                                                  ---------
Total Net Assets: (100.0%).........               $ 560,715
                                                  ---------
                                                  ---------
Net Asset Value, Offering Price and
 Redemption Price Per Share........               $    1.00
                                                  ---------
                                                  ---------


    The accompanying notes are an integral part of the financial statements.

                                       6

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       MUNICIPAL MONEY FUND


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (99.1%)
Alabama (2.9%)
 Phenix City, Industrial
   Development Board, Mead Coated
   Board Project, Series A, VRDN,
   RB
   3.600%, 09/01/95 (A) (B) (C)....   $   1,000   $   1,000
                                                  ---------
Colorado (1.3%)
 Jefferson County, School District,
   Series C, Prerefunded @ 100, GO
   8.200%, 12/15/95................         440         445
                                                  ---------
Georgia (4.3%)
 Forsythe County, Industrial
   Development Authority, American
   BOA Incorporated Project, VRDN,
   RB
   3.900%, 09/07/95 (A) (B) (C)....       1,000       1,000
 Savannah, Economic Development
   Authority, Home Depot
   Project-B, VRDN, RB
   3.900%, 09/07/95 (A) (B) (C)....         500         500
                                                  ---------
                                                      1,500
                                                  ---------
Idaho (5.7%)
 State, Housing Finance Authority,
   RB
   4.250%, 01/01/96 (C)............       1,990       1,990
                                                  ---------
Illinois (3.6%)
 Chicago, VRDN, GO
   3.650%, 09/07/95 (A) (B) (C)....         945         945
 Southwestern, Industrial
   Development Authority, Solid
   Waste Disposal, Shell Oil
   Company, Wood River Project,
   VRDN, RB
   3.650%, 09/01/95 (A) (B)........         300         300
                                                  ---------
                                                      1,245
                                                  ---------
Louisiana (1.4%)
 New Orleans, Aviation Board,
   Series A, VRDN, RB, (MBIA)
   3.500%, 09/07/95 (A) (B)........         500         500
                                                  ---------
Minnesota (4.5%)
 Minneapolis-St. Paul, Housing
   Finance Authority, Series A, RB
   4.500%, 11/01/95 (B) (C)........         625         625
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Minneapolis-St. Paul, Housing
   Finance Authority, Series B, RB
   4.250%, 02/01/96................   $     955   $     955
                                                  ---------
                                                      1,580
                                                  ---------
Montana (2.5%)
 State, Series B-2, RB, AMT
   4.625%, 10/01/95 (B) (C)........         900         900
                                                  ---------
New Hampshire (2.9%)
 Hillsborough County, GO, TAN
   3.780%, 12/28/95................       1,000       1,000
                                                  ---------
New Jersey (3.4%)
 Mercer County, TAN
   4.000%, 04/15/96................       1,000       1,003
 State, Economic Development
   Authority, Hoffman-La Roche
   Project, VRDN, RB
   3.350%, 09/01/95 (A) (B) (C)....         200         200
                                                  ---------
                                                      1,203
                                                  ---------
New Mexico (1.4%)
 Eddy County, Pollution Control IMC
   Fertilizer Incorporated Project,
   VRDN, RB
   3.600%, 09/07/95 (A) (B) (C)....         500         500
                                                  ---------
New York (4.3%)
 Nassau County, BAN
   5.250%, 11/15/95................       1,000       1,002
 New York City, EDL Construction
   Project, Series A, RB, (MBIA)
   4.000%, 10/01/95................         500         500
                                                  ---------
                                                      1,502
                                                  ---------
Oregon (5.7%)
 Klamath Falls, Salt Caves
   Hydroelectric Project, Series A,
   RB
   4.400%, 05/01/96 (B)............       1,000       1,000
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB
   3.650%, 09/01/95 (A) (B) (C)....         600         600
 State, GO
   4.250%, 03/01/96................         390         390
                                                  ---------
                                                      1,990
                                                  ---------


                                   Continued

                                       7

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                   Continued

                                       7

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania (33.3%)
 Allegheny County, Hospital
   Development Authority, Allegheny
   General Hospital, Series B,
   VRDN, RB
   3.450%, 09/01/95 (A) (B)........   $   2,000   $   2,000
 Berks County, Industrial
   Development Authority, Sixth and
   Penn Street Project, VRDN, RB
   3.500%, 09/01/95 (A) (B) (C)....         200         200
 Chester County, Industrial
   Development Authority, The Woods
   Project, VRDN, RB
   3.700%, 09/07/95 (A) (B) (C)....       1,200       1,200
 Delaware County, Industrial
   Development Authority, Scott
   Paper Company Project, Series A,
   VRDN, RB
   3.650%, 09/07/95 (A) (B) (C)....         500         500
 Delaware County, Industrial
   Development Authority, United
   Parcel Services Project, Series
   85, VRDN, RB
   3.400%, 09/01/95 (A) (B)........       1,100       1,100
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems Project, Series C, VRDN,
   RB
   3.400%, 09/01/95 (A) (B) (C)....         600         600
 Montour County, Geisinger Health
   System Authority, Series 1992 B,
   VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,900       1,900
 Philadelphia, Series A, TRAN
   4.500%, 06/27/96................       1,000       1,004
 Pottsgrove, School District,
   Series A, GO (AMBAC)
   3.750%, 10/15/95................         685         685
 Sayre, Health Care Facility
   Authority, Capital Financing
   Project, Series K, VRDN, RB,
   (AMBAC)
   3.500%, 09/07/95 (A) (B)........         800         800
 Schuylkill County, Industrial
   Development Authority, Westwood
   Energy Project, VRDN, RB
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   3.600%, 09/01/95 (A) (B) (C)....       1,000       1,000
 Venango, Industrial Development
   Authority, Scrubgrass Project,
   TECP
   3.500%, 10/06/95................   $     700   $     700
                                                  ---------
                                                     11,689
                                                  ---------
Puerto Rico (2.8%)
 Puerto Rico Government Development
   Bank, TECP
   3.400%, 09/08/95................       1,000       1,000
                                                  ---------
Rhode Island (1.7%)
 State, Health & Education
   Facilities, RB
   5.000%, 09/01/95................         600         600
                                                  ---------
South Carolina (3.4%)
 Charleston County, School
   District, Series A, GO
   4.400%, 02/01/96 (C)............         695         697
 State, Economic Development
   Authority, Wellman Project, VRDN
   3.700%, 09/01/95 (A) (B) (C)....         500         500
                                                  ---------
                                                      1,197
                                                  ---------
Texas (4.3%)
 Houston, Water & Sewer Authority,
   TECP
   4.100%, 11/30/95................       1,500       1,500
                                                  ---------
Virginia (6.0%)
 Hopewell, Industrial Development
   Authority, Hadson Power, Series
   13A, VRDN, RB, AMT
   3.700%, 09/01/95 (A) (B) (C)....       1,100       1,100
 State, Housing & Development
   Authority, Series C, RB
   3.700%, 10/12/95................       1,000       1,000
                                                  ---------
                                                      2,100
                                                  ---------
Wyoming (3.7%)
 Green River, VRDN, RB, AMT
   3.700%, 09/01/95 (A) (B) (C)....       1,300       1,300
                                                  ---------
 Total Municipal Bonds
   (Cost $34,741,426)..............                  34,741
                                                  ---------
 Total Investments (99.1%)
   (Cost $34,741,426)..............                  34,741
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.9%)
Other Assets and Liabilities,
 Net...............................                     322
                                                  ---------


                                   Continued

                                       8

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


                                   Continued

                                       9

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


MUNICIPAL MONEY
FUND (CONTINUED)


                                                    VALUE
                                                    (000)
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 35,087,620 outstanding
   shares of beneficial interest...                  35,088
 Accumulated net realized loss on
   investments.....................                     (25)
                                                  ---------
 Total Net Assets: (100.0%)........               $  35,063
                                                  ---------
                                                  ---------
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  ---------
                                                  ---------


------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT--Alternative Minimum Tax
BAN--Bond Anticipation Note
GO--General Obligation
RB--Revenue Bond
TAN--Tax Anticipation Note
TRAN--Tax and Revenue Anticipation Note
TECP--Tax Exempt Commercial Paper
VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company
MBIA--Municipal Bond Insurance Association



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


NEW JERSEY MUNICIPAL
MONEY FUND


                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (103.0%)
New Jersey (91.3%)
 Berkeley Heights, BAN
   4.750%, 11/09/95................   $   2,765   $   2,767
 Bernards Township, Sewer
   Authority, RB,
   Prerefunded @ 100
   5.350%, 12/15/95 (B) (C)........       2,000       2,008
 East Windsor, BAN
   4.550%, 04/18/96................       2,000       2,007
 Fort Lee, TAN
   4.000%, 02/02/96................       2,000       2,004
 Galloway Township, BAN
   4.100%, 03/14/96................       1,000       1,002
 Hackensack, BAN, GO
   5.500%, 12/20/95................         850         852
 Jersey City, BAN, GO
   5.250%, 11/17/95................       2,000       2,002
 Mercer County, Improvement
   Authority, BAN
   4.100%, 03/15/96................       1,000       1,002
 Montgomery Township, School
   District Authority, TAN
   5.000%, 03/01/96................       1,500       1,505
 North Brunswick Township, BAN
   3.890%, 05/22/96................         775         776


    The accompanying notes are an integral part of the financial statements.

                                       8

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)


                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Port Authority, Versatile
   Structure Obligation, Series 1,
   VRDN,
   RB, AMT
   3.450%, 09/01/95 (A) (B) (C)....       3,300       3,300
 Port Authority, Versatile
   Structure Obligation, Series 2,
   VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,400       1,400
 Port Authority, Versatile
   Structure Obligation, Series 3,
   VRDN, RB
   3.300%, 09/01/95 (A) (B) (C)....       1,500       1,500
 Salem County, Pollution Control,
   VRDN, RB
   3.700%, 09/01/95 (A) (B) (C)....         500         500
 Sayreville, TAN
   4.000%, 04/16/96................       1,500       1,503
 State, Economic Development
   Authority, TECP
   3.900%, 09/01/95 (C)............       1,000       1,000




                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


    The accompanying notes are an integral part of the financial statements.

                                       9

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)


                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 State, Economic Development
   Authority, 400 International
   Drive Partners Project, VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....   $     700   $     700
 State, Economic Development
   Authority, Filtra Corporation
   Project, VRDN, RB
   3.650%, 09/07/95 (A) (B) (C)....       1,000       1,000
 State, Economic Development
   Authority, First Management
   Fellowship Project, Series B,
   VRDN, RB
   3.550%, 09/07/95 (A) (B) (C)....       1,000       1,000
 State, Economic Development
   Authority, Franciscan Oaks
   Project, Series B, VRDN, RB
   3.400%, 09/07/95 (A) (B) (C)....         400         400
 State, Economic Development
   Authority, Hillcrest Health
   Services Systems Project, VRDN,
   RB
   3.350%, 09/07/95 (A) (B) (C)....         600         600
 State, Economic Development
   Authority, Hoffman-La Roche
   Project, VRDN, RB, AMT
   3.350%, 09/01/95 (A) (B) (C)....         700         700
 State, Economic Development
   Authority, Natural Gas
   Facilities, Series A, VRDN, RB,
   (AMBAC)
   3.050%, 09/01/95 (A) (B)........         900         900
 State, Economic Development
   Authority, Pollution Control,
   Exxon Project, VRDN, RB
   3.350%, 09/01/95 (A) (B)........       1,700       1,700
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 State, Economic Development
   Authority, Russell Berrie
   Project, VRDN, RB
   3.350%, 09/07/95 (A) (B) (C)....         200         200
 State, Economic Development
   Authority, Series C-1, VRDN, RB
   3.650%, 09/07/95 (A) (B) (C)....         530         530
 State, Economic Development
   Authority, Series J, VRDN, RB,
   AMT 3.600%, 09/07/95 (A) (B)
   (C).............................         650         650
 State, Health Care Facilities
   Hospital, Capital Asset
   Financing, Series A, VRDN, RB
   3.350%, 09/07/95 (A) (B) (C)....   $     600   $     600
 State, Health Care Facilities
   Hospital, Capital Asset
   Financing, Series D, VRDN, RB
   3.350%, 09/07/95 (A) (B) (C)....         200         200
 State, Health Care Facilities
   Hospital, Hospital And Nursing
   Home Improvement, VRDN, RB
   3.350%, 09/07/95 (A) (B) (C)....         200         200
 State, Highway Authority, Garden
   State Parkway Project, RB,
   Prerefunded @ 102
   7.125%, 01/01/96 (B) (C)........       1,740       1,793
 State, Transportation Trust Fund,
   Series A, RB
   4.500%, 12/15/95................       1,000         999
 State, Turnpike Authority, Series
   D, VRDN, RB
   3.050%, 09/07/95 (A) (B)........       4,000       3,999
 Union County, Industrial Pollution
   Control, Exxon Project, VRDN, RB


                                   Continued

                                       9

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   3.250%, 09/01/95 (A) (B)........       1,000       1,000
 Woodbridge Township, BAN, GO
   4.480%, 10/06/95................       3,000       3,000
                                                  ---------
                                                     45,299
                                                  ---------
Oregon (1.4%)
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB, AMT
   3.650%, 09/01/95 (A) (B) (C)....         700         700
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
                                                  ---------
Puerto Rico (10.3%)
 Government Development Bank, TECP
   3.400%, 09/08/95................       2,000       2,000
 Government Development Bank, VRDN,
   RB
   3.200%, 09/07/95 (A) (B) (C)....       3,100       3,100
                                                  ---------
                                                      5,100
                                                  ---------


                                   Continued

                                       10




         STATEMENT OF NET ASSETS
    -------------------------August
          31, 1995 (Unaudited)

NEW JERSEY MUNICIPALMONEY FUND
 (CONTINUED)
                                                    VALUE
                                                    (000)
                                                  ---------
MUNICIPAL BONDS, CONCLUDED:
Total Municipal Bonds (Cost
 $51,098,548)......................               $  51,099
                                                  ---------
Total Investments (103.0%) (Cost
 $51,098,548)......................                  51,099
                                                  ---------
OTHER ASSETS AND LIABILITIES
 (-3.0%)
Other Assets and Liabilities,
 Net...............................                  (1,471)
                                                  ---------
NET ASSETS:
Portfolio shares (unlimited
 authorization-no par value) based
 on 49,635,696 outstanding shares
 of beneficial interest............                  49,636
Accumulated net realized loss on
 investments.......................                      (8)
                                                  ---------
Total Net Assets: (100.0%).........               $  49,628
                                                  ---------
                                                  ---------
Net Asset Value, Offering Price and
 Redemption Price Per Share........               $    1.00
                                                  ---------
                                                  ---------


------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT--Alternative Minimum Tax
BAN--Bond Anticipation Note
GO--General Obligation
RB--Revenue Bond
TAN--Tax Anticipation Note
TECP--Tax Exempt Commercial Paper
VRDN--Variable Rate Demand Note

The following organization has provided
underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

PENNSYLVANIA MUNICIPAL
MONEY FUND



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (98.9%)
Pennsylvania (98.0%)
 Allegheny County, Mortgage Backed
   Security Program, Series F, RB
   4.375%, 06/01/96 (B) (C)........   $     975   $     975
 Allegheny County, Mortgage Backed
   Security Program, Series G, RB
   4.600%, 06/01/96 (B) (C)........         250         250
 Beaver County, Industrial
   Development Authority, Duquesne
   Light Project, Series A, VRDN,
   RB
   3.550%, 09/07/95 (A) (B) (C)....         500         500
 Beaver County, Industrial
   Development Authority, Duquesne
   Light Project, Series B, VRDN,
   RB
   3.550%, 09/07/95 (A) (B) (C)....       1,000       1,000
 Berks County, Industrial
   Development Authority, VRDN, RB
   3.800%, 09/01/95 (A) (B) (C)....         700         700
 Carbon County, TECP
   3.850%, 12/18/95................       1,000       1,000
 Chartiers Valley, Industrial And
   Commercial Development
   Authority, William Penn Place
   Project, VRDN, RB
   4.300%, 09/01/95 (A) (B) (C)....         200         200
 Delaware County, Industrial
   Development Authority, Scott
   Paper Project, Series A, VRDN,
   RB
   3.650%, 09/07/95 (A) (B) (C)....         500         500
 Delaware County, Industrial
   Development Authority, Scott
   Paper Project, Series C, VRDN,
   RB
   3.650%, 09/07/95 (A) (B) (C)....         900         900
 Delaware County, Industrial
   Development Authority, United
   Parcel Services Project, Series
   85, VRDN, RB

   integral part of the financial
           statements.10




                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   3.400%, 09/01/95 (A) (B)........         500         500
 Emmaus, Subseries B-10, VRDN, RB
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   3.700%, 09/07/95 (A) (B) (C)....       1,800       1,800




   integral part of the financial
           statements.10


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Franklin County, Industrial
   Development Authority,
   Guarriello LP Project, Series A,
   VRDN, RB
   3.900%, 09/07/95 (A) (B) (C)....   $     945   $     945
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems Project, Series C, VRDN,
   RB
   3.400%, 09/01/95 (A) (B) (C)....         400         400
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems, Series B, VRDN, RB
   3.400%, 09/01/95 (A) (B) (C)....         250         250
 Lehigh County, Industrial
   Development Authority, Pollution
   Control, VRDN, RB
   3.700%, 09/01/95 (A) (B) (C)....         900         900
 Luzerne County, Industrial
   Development Authority, VRDN, RB,
   AMT
   3.850%, 09/07/95 (A) (B) (C)....       1,495       1,495
 Montgomery County, Industrial
   Development Authority, Quaker
   Chemical Project, VRDN, RB
   3.900%, 09/01/95 (A) (B) (C)....         500         500
 Montgomery County, Industrial
   Development Authority, TECP
   3.550%, 11/02/95 (C)............       1,000       1,000
   3.750%, 11/16/95 (C)............         500         500
 Montour County, Health System
   Authority, Geisinger Project,
   Series B, VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,000       1,000
 Moon, Industrial Development
   Authority, Flex-One Thorn Run
   Project, VRDN, RB
   3.850%, 09/01/95 (A) (B) (C)....       2,100       2,101
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Northeastern, Hospital Authority,
   TECP, (MBIA)
   3.950%, 09/01/95................         600         600
   3.700%, 09/11/95................         500         500
   3.800%, 12/13/95................         500         500
 Philadelphia, Hospital And Higher
   Education Facilities Authority,
   Children's Hospital Project,
   VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,000       1,000
 Philadelphia, Hospital and Higher
   Education Facilities Authority,
   Frankford Hospital Project, RB
   4.000%, 01/01/96 (C)............   $     650   $     650
 Philadelphia, Industrial
   Development Authority, Harbor
   View Towers Project, VRDN, RB
   3.750%, 09/07/95 (A) (B) (C)....       1,550       1,550
 Philadelphia, Series A, TRAN, GO
   4.500%, 06/27/96................       1,000       1,004
 Pittsburgh, Equipment Leasing
   Authority, RB, (AMBAC)
   6.400%, 10/01/95................         500         501
 Sayre, Health Care Facilities
   Authority, Capital Financing
   Project, Series H, VRDN, RB,
   (AMBAC)
   3.500%, 09/07/95 (A) (B)........         290         290
 Schuylkill County, Industrial
   Development Authority, Westwood
   Energy Project, VRDN, RB
   3.600%, 09/01/95 (A) (B) (C)....       1,300       1,300
 Schuylkill County, Industrial
   Develpment Authority, Pine Grove
   Landfill Project, VRDN, RB
   3.750%, 09/01/95 (A) (B) (C)....       1,000       1,000


                                   Continued

                                       11



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 State, Economic Development
   Authority, Series A1, VRDN, RB
   3.900%, 09/07/95 (A) (B) (C)....       1,825       1,825
 State, Energy Development
   Authority, B & W Edensburg
   Project, VRDN, RB, AMT
   3.550%, 09/07/95 (A) (B) (C)....         510         510
   3.550%, 09/07/95 (A) (B) (C)....         100         100
 State, Energy Development
   Authority, Piney Creek Project,
   Series A, VRDN, RB, AMT
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   3.700%, 09/07/95 (A) (B) (C)....         100         100
 State, GO
   5.500%, 11/15/95................       1,000       1,002
 State, Higher Education Authority,
   Series A, VRDN, RB, AMT
   3.750%, 09/07/95 (A) (B) (C)....         500         500
 State, Higher Education Authority,
   Series B, VRDN, RB, AMT
   3.750%, 09/07/95 (A) (B) (C)....         300         300


                                   Continued

                                       12




       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       PENNSYLVANIA MUNICIPAL
       MONEY FUND (CONTINUED)



                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
 State, Higher Education Authority,
   Temple University Project, VRDN,
   RB
   3.250%, 09/01/95 (A) (B)........   $     300   $     300
 State, Housing Finance Agency,
   Series O, RB, AMT
   4.875%, 04/01/96................       2,000       2,000
 State, Industrial Development
   Authority, RB, (AMBAC)
   5.000%, 01/01/96................       1,250       1,252
 State, RB
   5.250%, 04/05/96 (C)............       1,500       1,507
 Temple University, University
   Funding Obligation, RB
   5.000%, 05/22/96 (C)............       1,500       1,507
 Upper Allegheny, Sanitation
   Authority, Series B, RB
   4.500%, 01/15/96 (B)............       1,500       1,503
 Venango, Industrial Development
   Authority, Scrubgrass Project,
   TECP
   3.500%, 10/06/95................       1,000       1,000
 Western Wayne, School District
   Authority, Series AA, GO,
   Prerefunded @ 100
   6.650%, 10/15/95 (B)............       1,000       1,003
                                                  ---------
                                                     40,720
                                                  ---------
Oregon (0.9%)
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB, AMT
   3.650%, 09/01/95 (A) (B) (C)....         400         400
                                                  ---------
 Total Municipal Bonds
   (Cost $41,119,872)..............                  41,120
                                                  ---------
 Total Investments (98.9%)
   (Cost $41,119,872)..............                  41,120
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.1%)
Other Assets and Liabilities,
 Net...............................                     445
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 41,565,150 outstanding
   shares of beneficial interest...                  41,565
                                                  ---------
 Total Net Assets: (100.0%)........               $  41,565
                                                  ---------
                                                  ---------
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  ---------
                                                  ---------


------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT--Alternative Minimum Tax
GO--General Obligation
RB--Revenue Bond
TECP--Tax Exempt Commercial Paper
TRAN--Tax and Revenue Anticipation Note
VRDN--Variable Rate Demand Note
The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
AMBAC--American Municipal Bond Assurance Company
MBIA--Municipal Bond Insurance Association

EQUITY INCOME FUND



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (91.7%)
Air Conditioning (0.8%)
 York International.................      63,200   $   2,812
                                                   ---------
Air Transportation (0.6%)
 AMR*...............................      28,000       1,974
                                                   ---------
Aircraft (4.1%)
 BE Aerospace*......................     239,800       1,799
 Boeing.............................      52,500       3,347
 Flightsafety International.........      51,000       2,263
 Sequa, Class A*....................      94,900       2,527
 United Technologies................      50,000       4,168
                                                   ---------
                                                      14,104
                                                   ---------
Aluminum (6.2%)
 Aluminum of America................     369,400      21,102
                                                   ---------
Banks (1.8%)
 California Federal Bank*...........     143,462       2,242
 Coast Savings Financial*...........      63,600       1,773
 Long Island Bancorp................      83,800       2,126
                                                   ---------
                                                       6,141
                                                   ---------
Building & Construction (2.3%)
 Centex Construction*...............     251,000       3,262
 Ryland Group.......................     113,500       1,788
 Southdown*.........................     144,300       2,742
                                                   ---------
                                                       7,792
                                                   ---------
Building & Construction Supplies
 (0.6%)
 CBI Industries.....................      82,000       2,009
                                                   ---------


    The accompanying notes are an integral part of the financial statements.

                                       12

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS, CONTINUED:
Chemicals (2.1%)
 IMC Global.........................      70,000   $   4,428
 Rhone Poulenc S.A., ADR............      31,089         645
 Technip ADS*.......................      65,700       2,105
                                                   ---------
                                                       7,178
                                                   ---------
Communications Equipment (0.4%)
 Alcatel Alsthom, ADR...............      61,500       1,230
                                                   ---------
Computers & Services (0.8%)
 BMC Software*......................      60,800       2,592
                                                   ---------
Drilling Oil & Gas Wells (0.8%)
 Noble Drilling*....................     336,400       2,691
                                                   ---------
Electric Utilities (5.3%)
 Central Vermont Public Service.....     193,100       2,655
 CMS Energy.........................      65,300       1,608
 Entergy............................      72,100       1,730
 New York State Electric & Gas......      49,100       1,185
 Niagara Mohawk Power...............     462,200       5,546
 SCE................................      40,000         665
 Unicom.............................     171,900       4,835
                                                   ---------
                                                      18,224
                                                   ---------
Electronic & Other Electrical
 Equipment (0.4%)
 Raychem............................      33,700       1,479
                                                   ---------
Financial Services (2.0%)
 Brascan Limited, Class A...........     101,700       1,665
 Lehman Brothers Holding............     213,560       5,072
                                                   ---------
                                                       6,737
                                                   ---------
Food, Beverage & Tobacco (5.9%)
 Chiquita Brands International......     123,000       1,937
 DiMon..............................     201,500       3,526
 Interstate Bakeries................     253,600       4,945
 Universal-Virginia.................     428,600       9,644
                                                   ---------
                                                      20,052
                                                   ---------
Gas/Natural Gas (2.4%)
 Enserch............................      55,100         902
 Gulf Canada Resources*.............     232,600       1,090
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 National Fuel Gas..................      25,000         703
 Seagull Energy*....................     247,500       4,981
 Washington Energy..................      25,000         416
                                                   ---------
                                                       8,092
                                                   ---------
Glass Products (1.0%)
 Corning............................     109,500       3,572
                                                   ---------
Insurance (13.8%)
 Ace Limited........................     264,700   $   8,140
 American Financial Group...........     130,000       4,014
 Brierley Investments, ADR*.........      62,500         926
 Chubb..............................      89,100       8,130
 Cigna..............................     184,800      17,880
 Enhance Financial Services.........      26,400         535
 Horace Mann Educators..............      60,100       1,705
 Loews..............................      20,800       2,733
 Old Republic International.........     110,000       3,039
 Zurich Reinsurance Centre*.........      12,500         369
                                                   ---------
                                                      47,471
                                                   ---------
Lodging (0.1%)
 Red Lion Hotels*...................       8,900         206
                                                   ---------
Lumber & Wood Products (0.2%)
 Georgia-Pacific....................       9,000         810
                                                   ---------
Machinery (1.2%)
 Cooper Cameron*....................      37,338         882
 Cooper Industries..................      42,505       1,615
 Crane..............................      25,000         900
 Wyman-Gordan*......................      49,700         640
                                                   ---------
                                                       4,037
                                                   ---------
Marine Transportation (2.0%)
 Alexander & Baldwin................     138,700       3,156
 OMI*...............................     198,300       1,537
 Overseas Shipholding Group.........      40,400         843
 Teekay Shipping*...................      61,600       1,463
                                                   ---------
                                                       6,999
                                                   ---------
Metals & Mining (0.6%)
 Potash of Saskatchewan.............      35,800       2,036
                                                   ---------
Paper & Paper Products (6.5%)


                                   Continued

                                       13

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995

       EQUITY INCOME FUND CONTINUED


                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Boise Cascade......................      50,200       2,152
 International Paper................     150,800      12,346
 Kimberly-Clark.....................      65,000       4,152
 Willamette Industries..............      53,200       3,658
                                                   ---------
                                                      22,308
                                                   ---------
Petroleum (12.4%)
 Amerada Hess.......................      79,000       3,743
 Ashland............................     108,900       3,566
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Atlantic Richfield.................      14,100       1,539
 Burlington Resources...............     122,100       4,960
 Imperial Oil.......................      45,500       1,632
 Nordsk Hydro A.S., ADR.............      66,000       2,789
 Oryx Energy*.......................     268,000       3,618
 Petroleum Heat & Power,
   Class A..........................     443,700       3,661


                                   Continued

                                       14

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       EQUITY INCOME FUND (CONTINUED)



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------




                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Phillips Petroleum................     116,600   $   3,833
 Shell Transport & Trading.........      10,000         694
 Sun...............................      81,832       2,179
 Unocal............................     153,000       4,456
 USX-Marathon Group................     284,500       5,867
                                                  ---------
                                                     42,537
                                                  ---------
Photographic Equipment & Supplies (2.0%)
 Eastman Kodak.....................     121,000       6,973
                                                  ---------
Printing & Publishing (1.2%)
 Jostens...........................     169,000       4,056
                                                  ---------
Railroads (0.8%)
 Canadian Pacific..................     171,800       2,899
                                                  ---------
Real Estate (4.2%)
 American Real Estate Partners*....     138,826       1,041
 Equity Inns.......................      14,400         171
 Essex Property Trust..............     161,000       2,797
 Koger Equity*.....................     230,500       2,147
 Newhall Land & Farming............     204,200       2,757
 RFS Hotel Investors...............      18,000         257
 Starwood Lodging*.................      26,600         708
 Storage Equities..................     101,900       1,872
 Sun Communities...................     104,200       2,618
                                                  ---------
                                                     14,368
                                                  ---------
Refuse Systems (1.0%)
 WMX Technologies..................     118,100       3,469
                                                  ---------
Retail (1.5%)
 Hills Department Stores*..........     119,251       1,610
 Kmart.............................     254,700       3,470
                                                  ---------
                                                      5,080
                                                  ---------
Rubber & Plastic (1.0%)
 Goodrich B. F.....................      58,000       3,451
                                                  ---------
Steel & Steel Works (0.4%)
 Precision Castparts...............      45,500       1,541
                                       SHARES/     MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
                                                  ---------
Telephones & Telecommunication
 (5.3%)
 BCE...............................     249,900       8,028
 Comsat............................     242,500       5,638
 Portugal Telecom S.A., ADR*.......      60,100       1,089
 Worldcom*.........................      95,614       3,221
                                                  ---------
                                                     17,976
                                                  ---------
 Total Common Stocks
   (Cost $267,087,713).............                 313,998
                                                  ---------
CONVERTIBLE PREFERRED STOCKS (4.9%)
 Boise Cascade, 7.48% Series G.....      99,800       3,555
 Glendale Federal Savings Bank,
   8.75% Series E..................     211,450       8,854
 Reynolds Metals Company, 7.00%
   Series..........................      65,600       3,518
 Santa Fe Energy Resources,
   Series A........................     100,000   $     963
                                                  ---------
 Total Convertible Preferred Stocks
   (Cost $11,412,368)..............                  16,890
                                                  ---------
RIGHTS (0.0%)
 California Federal Bank*..........      14,346          95
                                                  ---------
 Total Rights
   (Cost $62,764)..................                      95
                                                  ---------
CONVERTIBLE BONDS (1.4%)
 AMR
   6.125%, 11/01/24................   $   4,775       4,823
                                                  ---------
 Total Convertible Bonds
   (Cost $4,485,563)...............                   4,823
                                                  ---------
REPURCHASE AGREEMENT (1.5%)
 Paine Webber, 5.80%, dated
   08/31/95, matures 09/01/95,
   repurchase price $5,044,813
   (collateralized by U.S. Treasury
   Bond, par value $4,925,000,
   11.50%, 11/15/95, market value
   $5,149,703).....................       5,044       5,044
                                                  ---------
 Total Repurchase Agreement


    The accompanying notes are an integral part of the financial statements.

                                       14

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995

       EQUITY INCOME FUND (CONTINUED)


                                       SHARES/     MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   (Cost $5,044,000)...............                   5,044
                                                  ---------
 Total Investments (99.5%)
   (Cost $288,092,408).............                 340,850
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.5%)
Other Assets and Liabilities,
 Net...............................                   1,834
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 24,375,121 outstanding
   shares of beneficial interest...                 278,118
 Accumulated net realized gain on
   investments.....................                  11,809
 Net unrealized appreciation
   investments.....................                  52,758
                                       SHARES/     MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Distributions in excess of net
   investment income...............                      (1)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 342,684
                                                  ---------
                                                  ---------
 Net Asset Value and Redemption
   Price Per Share.................               $   14.06
                                                  ---------
                                                  ---------
 Maximum Public Offering Price Per
   Share ($14.06/95.50%)...........               $   14.72
                                                  ---------
                                                  ---------


------------------
*Non-income producing security
ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       15

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                       SHARES/     MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

         GROWTH FUND



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (97.6%)
Air Conditioning (1.1%)
 York International.................      38,700   $   1,722
                                                   ---------
Autoparts (1.5%)
 Autozone*..........................      90,100       2,421
                                                   ---------
Banks (4.5%)
 First Bank System..................      90,400       4,124
 State Street Boston................      82,000       3,024
                                                   ---------
                                                       7,148
                                                   ---------
Broadcasting, Newspapers &
   Advertising (3.9%)
 Comcast, Special Class A...........     150,000       3,206
 Viacom, Class B*...................      60,000       2,918
                                                   ---------
                                                       6,124
                                                   ---------
Building & Construction (1.0%)
 Foster Wheeler.....................      44,900       1,656
                                                   ---------
Chemical and Allied Products (6.0%)
 Air Products and Chemicals.........      26,800       1,437
 Engelhard..........................      85,500       2,415
 Nalco Chemical.....................      67,500       2,363
 Zeneca Group PLC, ADR..............      65,000       3,364
                                                   ---------
                                                       9,579
                                                   ---------
Communication Services (1.5%)
 MFS Communications*................      52,000       2,301
                                                   ---------
Communications Equipment (3.2%)
 Motorola...........................      37,000       2,766
 Nokia, Class A, ADR................      33,000       2,289
                                                   ---------
                                                       5,055
                                                   ---------
Computer Software (4.0%)
 Compuware*.........................      62,000       1,403
 Microsoft*.........................      27,000       2,497
 Novell*............................     138,000       2,484
                                                   ---------
                                                       6,384
                                                   ---------
Computer and Office Equipment (4.1%)
 Computer Sciences*.................      50,000       3,013
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Hewlett Packard....................      44,000       3,520
                                                   ---------
                                                       6,533
                                                   ---------
Electronic Components (4.8%)
 AMP................................      72,000   $   2,925
 General Instrument*................      71,000       2,592
 Hubbell, Class B...................      37,000       2,169
                                                   ---------
                                                       7,686
                                                   ---------
Financial Services (0.8%)
 American Express...................      29,700       1,199
                                                   ---------
Food & Beverage (4.5%)
 Pepsico............................      66,000       2,987
 Sara Lee...........................      91,800       2,547
 Sysco..............................      55,300       1,590
                                                   ---------
                                                       7,124
                                                   ---------
Insurance (6.0%)
 Ace Limited........................     114,000       3,505
 American International Group.......      39,750       3,205
 American Re Insurance..............      70,200       2,808
                                                   ---------
                                                       9,518
                                                   ---------
Mining (1.0%)
 Minnesota Mining and
   Manufacturing....................      27,500       1,502
                                                   ---------
Miscellaneous Business Services
   (4.9%)
 Automatic Data Processing..........      42,000       2,730
 Dun & Bradstreet...................      32,000       1,852
 Policy Management Systems*.........      44,000       2,178
 Sensormatic Electronics............      51,000       1,071
                                                   ---------
                                                       7,831
                                                   ---------
Mortgage Bankers (2.4%)
 Federal National Mortgage
   Association......................      40,000       3,815
                                                   ---------


                                   Continued

                                       15

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
Nursing Care Facilities (1.2%)
 Beverly Enterprises*...............     138,000       1,829
                                                   ---------
Oil Services (1.4%)
 Schlumberger.......................      34,500       2,225
                                                   ---------
Paper & Paper Products (3.1%)
 International Paper................      21,900       1,793
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Kimberly-Clark.....................      50,000       3,194
                                                   ---------
                                                       4,987
                                                   ---------
Petroleum (7.1%)
 Amoco..............................      54,000       3,443
 Burlington Resources...............      54,000       2,194


                                   Continued

                                       16




                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       GROWTH FUND (CONTINUED)



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
                                                   MARKET
                                                    VALUE
                                       SHARES       (000)
                                     -----------  ---------
COMMON STOCKS, CONCLUDED:
Petroleum, continued:
 Noble Affiliates..................      69,000   $   1,906
 Unocal............................     125,000       3,640
                                                  ---------
                                                     11,183
                                                  ---------
Pharmaceuticals (10.4%)
 Abbott Laboratories...............      70,000       2,713
 Genetics Institute*...............      54,000       2,120
 Hafslund Nycomed-Cl B, ADR........      92,889       2,229
 Mallinckrodt Group................      50,700       1,908
 Morton International..............      90,500       2,941
 Perrigo*..........................     100,000       1,350
 Pfizer............................      64,000       3,159
 Rhone Poulenc Rorer...............       2,200          97
                                                  ---------
                                                     16,517
                                                  ---------
Printing & Publishing (4.0%)
 E.W. Scripps......................      66,000       2,219
 Knight-Ridder.....................      26,800       1,508
 Scholastic*.......................      43,000       2,634
                                                  ---------
                                                      6,361
                                                  ---------
Retail (4.8%)
 Home Depot........................      33,300       1,328
 May Department Stores.............      56,000       2,373
 Wal-Mart Stores...................     159,000       3,915
                                                  ---------
                                                      7,616
                                                  ---------
Rubber & Plastic (2.4%)
 Illinois Tool Works...............      63,000       3,859
                                                  ---------
Telephones & Telecommunication (6.6%)
 AT&T..............................      72,500       4,095
 L.M. Ericsson Telephone, ADR......     148,000       3,164
 Vodafone Group, ADR...............      75,000       3,141
                                                  ---------
                                                     10,400
                                                  ---------
Trucking (1.4%)
 M.S. Carriers*....................     120,200       2,254
                                                  ---------
 Total Common Stocks
   (Cost $127,914,695).............                 154,829
                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------
                                                  ---------
REPURCHASE AGREEMENT (2.1%)
 Paine Webber, 5.80%, dated
   08/31/95, matures 09/01/95,
   repurchase price $3,267,526
   (collateralized by United States
   Treasury Note, par value
   $3,345,000, 4.375%, 11/15/96,
   market value $3,332,945)........   $   3,267   $   3,267
                                                  ---------
 Total Repurchase Agreement
   (Cost $3,267,000)...............                   3,267
                                                  ---------
 Total Investments (99.7%)
   (Cost $131,181,695).............                 158,096
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.3%)
Other Assets and Liabilities,
  Net..............................                     450
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 12,264,782 outstanding
   shares of beneficial interest...                 129,039
 Accumulated net realized gain on
   investments.....................                   2,593
 Net unrealized appreciation on
   investments.....................                  26,914
                                                  ---------
 Total Net Assets: (100.0%)........               $ 158,546
                                                  ---------
                                                  ---------
 Net Asset Value and Redemption
   Price Per Share.................               $   12.93
                                                  ---------
                                                  ---------
 Maximum Public Offering Price Per
   Share ($12.93/95.50%)...........               $   13.54
                                                  ---------
                                                  ---------


------------------
*Non-income producing security
ADR--American Depository Receipt
PLC--Public Limited Company

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SMALL COMPANY FUND (CONTINUED)
                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

         SMALL COMPANY FUND



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (91.4%)
Aircraft (0.1%)
 Simula*............................       1,300   $      35
                                                   ---------
Apparel/Textiles (3.0%)
 Ashworth*..........................       4,200          29
 Nautica Enterprises*...............      10,400         329
 Tommy Hilfiger*....................      13,200         443
                                                   ---------
                                                         801
                                                   ---------
Autoparts (0.2%)
 Edelbrock*.........................       2,700          42
                                                   ---------
Bicycles (0.1%)
 Cannondale*........................       2,100          34
                                                   ---------
Biotechnology (1.3%)
 Northfield Laboratories*...........       2,000          34
 Ostex International*...............       1,200          20
 Watson Pharmaceuticals*............       6,800         282
                                                   ---------
                                                         336
                                                   ---------
Casinos (1.5%)
 Players International*.............      10,600         223
 Station Casinos*...................       8,800         171
                                                   ---------
                                                         394
                                                   ---------
Computer Hardware (13.6%)
 Alantec*...........................       7,100         284
 Auspex Systems*....................       2,500          39
 Chips & Technologies*..............       3,200          44
 Cognex*............................       6,200         309
 Cybex Computer Products*...........       2,800          64
 Digital Link*......................       1,300          31
 Hutchinson Technology*.............       5,000         391
 Key Tronic*........................       4,800          73
 Komag*.............................       9,100         566
 Quantum*...........................      19,900         478
 Read-Rite*.........................      14,900         610
 Stormedia*.........................       7,200         299
 Western Digital*...................      19,200         396
                                                   ---------
                                                       3,584
                                                   ---------
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
Computer Software (12.7%)
 Altera*............................       7,100         445
 Applix*............................       1,200          34
 Aspen Technology*..................       2,200          59
 Diamond Multimedia Systems*........       2,000          54
 Discreet Logic*....................       3,500         142
 Electronic Arts*...................       6,000         228
 Integrated Silicon Systems*........       8,700         248
 Intersolv*.........................       2,200          43
 Minnesota Educational
   Computing*.......................       1,800   $      52
 National Instruments*..............       2,600          56
 Number Nine Visual Technology*.....       2,600          47
 Oak Technology*....................      10,900         478
 Parametric Technology*.............       7,200         398
 Phamis*............................       1,600          43
 Pinnacle Systems*..................       1,300          35
 Platinum Software*.................      13,400         157
 Project Software & Development*....       1,000          29
 Softdesk*..........................       2,300          56
 Summit Medical Systems*............       1,900          29
 Synopsys*..........................       7,500         435
 System Software Associates.........       7,900         249
 Wind River Systems*................       1,900          35
                                                   ---------
                                                       3,352
                                                   ---------
Cosmetics (0.1%)
 Thermolase*........................       1,400          28
                                                   ---------
Electrical Equipment (1.8%)
 Brooks Automation*.................       2,400          43
 Gasonics International*............       3,300         115
 Level One Communications*..........       1,600          40
 Microchip Technology*..............       7,500         284
                                                   ---------
                                                         482
                                                   ---------
Electronics (8.5%)
 Brooktree*.........................       4,000          80
 Cincinnati Microwave*..............      13,500         243
 GTI*...............................      15,400         337
 Harman International*..............       5,565         248


                                   Continued

                                       17

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Mackie Designs*....................       3,300          50
 Silicon Valley Group*..............       3,500         151
 Tencor Instrument*.................       9,400         407
 Teradyne*..........................       9,600         364
 Ultratech Stepper*.................       9,100         359
                                                   ---------
                                                       2,239
                                                   ---------
Environmental Services (0.2%)
 U.S. Filter*.......................       2,200          48
                                                   ---------
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
Financial Services (0.2%)
 Credit Acceptance*.................       1,400          30
 Sirrom Capital.....................       1,700          28
                                                   ---------
                                                          58
                                                   ---------
Food Processing (0.1%)
 Opta Food Ingredients*.............       1,700          27
                                                   ---------
Health & Allied Services (2.8%)
 Community Health Systems*..........       4,600         177


                                   Continued

                                       18

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SMALL COMPANY FUND (CONTINUED)



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SMALL COMPANY FUND (CONTINUED)



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS, CONTINUED:
Health & Allied Services, continued:
 Healthsouth Rehabilitation*........       8,400   $     198
 Horizon Mental Health
   Management*......................       1,400          21
 Horizon/CMS Healthcare*............       9,500         209
 Integrated Health Services*........       4,500         134
                                                   ---------
                                                         739
                                                   ---------
Health Maintenance Organizations (2.1%)
 Healthsource*......................       6,800         272
 Inphynet Medical Management*.......       1,400          31
 Mid Atlantic Medical Services*.....       8,600         160
 Physicians Health Services*........       2,500          70
 United American Healthcare*........       1,800          20
                                                   ---------
                                                         553
                                                   ---------
Insurance (0.2%)
 Compdent*..........................       1,600          44
                                                   ---------
Lodging (1.8%)
 Doubletree*........................       2,600          50
 Laquinta Inns......................      14,300         429
                                                   ---------
                                                         479
                                                   ---------
Machinery (4.1%)
 Computational Systems*.............         900          14
 Duracraft*.........................       7,800         311
 FSI International*.................      12,700         448
 Novellus Systems*..................       4,300         317
                                                   ---------
                                                       1,090
                                                   ---------
Medical Supplies (1.2%)
 Avecor Cardiovascular*.............       2,700          36
 Resmed*............................       2,200          33
 Tecnol Medical Products*...........      10,300         187
 Thermedics*........................       2,700          52
                                                   ---------
                                                         308
                                                   ---------
Miscellaneous Business Services
 (0.9%)
 ABR Information Services*..........       2,800          63
 Accustaff*.........................       1,500          42
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Career Horizons*...................       1,600          40
 Healthplan Services*...............       1,600          30
 National Wireless Holdings*........       2,600          34
 Transaction Systems Architects*....       1,300          32
                                                   ---------
                                                         241
                                                   ---------
Miscellaneous Manufacturing (0.2%)
 Chicago Miniature Lamp*............       2,600          44
                                                   ---------
Oil & Gas Field Services (0.5%)
 Weatherford International*.........      10,600         139
                                                   ---------
Oil and Gas Exploration (1.5%)
 Barrett Resources*.................       8,700   $     188
 Belden & Blake*....................       2,100          34
 Reading & Bates*...................      13,800         167
                                                   ---------
                                                         389
                                                   ---------
Printing & Publishing (0.4%)
 Mecklermedia*......................       2,600         110
                                                   ---------
Radio and Broadcasting Stations
 (0.9%)
 American Radio Systems*............       8,200         234
                                                   ---------
Real Estate (0.4%)
 Felcor Suite Hotels................       2,000          54
 NHP*...............................       1,200          16
 Winston Hotels.....................       3,000          33
                                                   ---------
                                                         103
                                                   ---------
Restaurants (7.0%)
 Apple South........................       9,600         235
 Applebees International............       7,600         228
 Daka International*................         400          11
 Dave & Buster's*...................       1,800          31
 Lone Star Steakhouse & Saloon*.....      13,100         524
 Longhorn Steak*....................       1,500          27
 O'Charleys*........................       3,900          65
 Outback Steakhouse*................       8,400         271
 Papa John's International*.........       2,100          84
 Rock Bottom Restaurants*...........       2,300          59
 Starbucks*.........................       7,700         308
                                                   ---------


                                   Continued

                                       18

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
                                                       1,843
                                                   ---------
Retail (8.9%)
 Baby Superstore*...................       6,000         281
 Borders Group*.....................      11,800         239
 Corporate Express*.................       9,600         224
 Dollar Tree Stores*................       2,400          71
 Friedman's, Class A*...............      11,900         277
 Garden Ridge*......................       1,700          53
 Gymboree*..........................       5,500         164
 Hollywood Entertainment*...........      10,100         287
 Just For Feet*.....................       3,600         105
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Moovies*...........................       1,900          36
 Movie Gallery*.....................       1,600          76
 Orchard Supply Hardware*...........       1,100          17
 Proffitts*.........................      10,900         287
 Sports & Recreation*...............       8,500         101
 U.S. Office Products*..............       2,500          43
 West Marine*.......................       3,300          87
                                                   ---------
                                                       2,348
                                                   ---------


                                   Continued

                                       19

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SMALL COMPANY FUND (CONTINUED)

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                  MARKET
                                                   VALUE
                                      SHARES       (000)
                                    -----------  ---------
COMMON STOCKS, CONTINUED:
Semiconductors & Related Devices (12.4%)
 ACT Manufacturing*...............       1,900   $      37
 Actel*...........................       1,800          30
 Alliance Semiconductor*..........      11,500         450
 Atmel*...........................      11,800         373
 Cirrus Logic*....................       9,800         534
 Dallas Semiconductor*............       3,600          86
 KLA Instruments*.................       5,400         462
 Lattice Semiconductor*...........      13,300         437
 Micro Linear*....................       3,700          58
 S3*..............................      11,700         459
 Tower Semiconductor*.............       2,000          62
 Tylan General*...................       1,800          30
 VLSI Technology*.................       7,300         241
                                                 ---------
                                                     3,259
                                                 ---------
Telecommunication Equipment (1.4%)
 Applied Digital Access*..........       2,000          24
 Colonial Data Technologies*......       9,400         170
 Inter-Tel*.......................       1,400          23
 Spectrian*.......................       2,700         125
 Symmetricom*.....................       1,700          38
                                                 ---------
                                                       380
                                                 ---------
Telecommunications (1.2%)
 Mobile Telecommunication
   Technology*....................       3,300         101
 Mobilemedia*.....................       9,000         218
                                                 ---------
                                                       319
                                                 ---------
Trucking (0.1%)
 Trism*...........................       3,700          31
                                                 ---------
 Total Common Stocks
   (Cost $21,921,699).............                  24,113
                                                 ---------
                                       FACE       MARKET
                                      AMOUNT       VALUE
                                       (000)       (000)
                                    -----------  ---------
REPURCHASE AGREEMENT (8.2%)
Lehman Mortgage Repurchase
 Agreement, 5.80%, dated 08/31/95,
 matures 09/01/95, repurchase
 price $2,152,952 (collateralized
 by Federal Home Loan Bank
 Discount Note, par value
 $2,240,000, 0.00%, maturing
 12/28/95, market value
 $2,198,560)......................   $   2,153   $   2,153
                                                 ---------
 Total Repurchase Agreement
   (Cost $2,152,925)..............                   2,153
                                                 ---------
 Total Investments (99.6%)
   (Cost $24,074,624).............                  26,266
                                                 ---------
OTHER ASSETS AND LIABILITIES
 (0.4%)
Other Assets and Liabilities,
 Net..............................                     109
                                                 ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 2,051,961 outstanding
   shares of beneficial
   interest.......................                  21,984
 Accumulated net realized gain on
   investments....................                   2,223
 Net unrealized appreciation on
   investments....................                   2,191
 Distributions in excess of net
   investment income..............                     (23)
                                                 ---------
 Total Net Assets: (100.0%).......               $  26,375
                                                 ---------
                                                 ---------
 Net Asset Value and Redemption
   Price Per Share................               $   12.85
                                                 ---------
                                                 ---------
 Maximum Public Offering Price Per
   Share ($12.85/95.50%)..........               $   13.46
                                                 ---------
                                                 ---------


------------------
*Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                                       19

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       BALANCED FUND



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (52.2%)
Aerospace & Defense (1.1%)
 Raytheon...........................       4,500   $     364
                                                   ---------
Aircraft (1.1%)
 United Technologies................       4,000         334
                                                   ---------
Automotive (2.0%)
 Dana...............................      10,000         299
 Ford Motor.........................      11,000         337
                                                   ---------
                                                         636
                                                   ---------
Banks (3.3%)
 Comerica...........................       6,500         231
 JP Morgan..........................       3,000         219
 Keycorp............................       7,400         229
 Mellon Bank........................       4,000         190
 PNC Bank...........................       7,000         184
                                                   ---------
                                                       1,053
                                                   ---------
Chemicals (2.6%)
 E.I. Dupont de Nemours.............       4,000         262
 Loctite............................       4,500         216
 Witco..............................      10,000         332
                                                   ---------
                                                         810
                                                   ---------
Communications Equipment (0.6%)
 Harris.............................       3,500         202
                                                   ---------
Computers & Services (2.1%)
 Apple Computer.....................       4,000         172
 Novell*............................      13,200         238
 Pitney Bowes.......................       6,500         264
                                                   ---------
                                                         674
                                                   ---------
Drugs (3.5%)
 Bristol Myers Squibb...............       5,800         398
 Merck..............................       3,300         165
 Schering Plough....................       5,200         242
 Warner Lambert.....................       3,500         316
                                                   ---------
                                                       1,121
                                                   ---------
Electrical Machinery Equipment
 (1.1%)
 Grainger (W.W.)....................       6,000         357
                                                   ---------
Environmental Services (1.1%)
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 WMX Technologies...................      11,800         347
                                                   ---------
Financial Services (1.1%)
 Federal National Mortgage
   Association......................       3,500         334
                                                   ---------
Food, Beverage & Tobacco (4.3%)
 American Brands....................       8,000   $     335
 Anheuser Busch.....................       2,800         160
 Archer Daniels Midland.............      15,750         262
 Pepsico............................       4,000         181
 Philip Morris Companies............       3,000         224
 Sysco..............................       7,000         201
                                                   ---------
                                                       1,363
                                                   ---------
Glass Products (1.0%)
 Corning............................      10,000         326
                                                   ---------
Holding Company, Diversified (0.8%)
 Hanson PLC, ADR....................      15,000         257
                                                   ---------
Household Furniture & Fixtures
 (0.9%)
 Masco..............................      10,000         280
                                                   ---------
Insurance (2.8%)
 Chubb..............................       3,700         338
 Lincoln National...................       4,700         202
 Loews..............................       1,700         223
 US Healthcare......................       4,500         144
                                                   ---------
                                                         907
                                                   ---------
Machinery (2.6%)
 BW/IP, Inc.........................       7,000         125
 General Electric...................       7,000         412
 Ingersoll Rand.....................       8,000         303
                                                   ---------
                                                         840
                                                   ---------
Miscellaneous Manufacturing (1.5%)
 Minnesota Mining And
   Manufacturing....................       8,500         464
                                                   ---------
Oil Services (1.0%)
 Schlumberger.......................       5,000         323
                                                   ---------
Paper & Paper Products (1.6%)


                                   Continued

                                       20

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       BALANCED FUND (CONTINUED)


                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Kimberly-Clark.....................       5,000         319
 Weyerhaeuser.......................       4,000         184
                                                   ---------
                                                         503
                                                   ---------
Petroleum (3.1%)
 Atlantic Richfield.................       2,500         273
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Burlington Resources...............       7,000         285
 Chevron............................       4,800         232
 Texaco.............................       3,000         194
                                                   ---------
                                                         984
                                                   ---------


                                   Continued

                                       21

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                       SHARES/
                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------
COMMON STOCKS, CONCLUDED:
Photographic Equipment & Supplies (1.1%)
 Eastman Kodak.....................       6,200   $     357
                                                  ---------
Professional Services (0.8%)
 Dun & Bradstreet..................       4,500         260
                                                  ---------
Railroads (1.6%)
 Norfolk Southern..................       4,000         283
 Union Pacific.....................       3,500         229
                                                  ---------
                                                        512
                                                  ---------
Retail (2.2%)
 J. C. Penney......................       4,000         181
 May Department Stores.............       8,000         339
 Toys R US*........................       7,500         195
                                                  ---------
                                                        715
                                                  ---------
Semiconductors/Instruments (0.8%)
 Avnet.............................       5,000         258
                                                  ---------
Telephones & Telecommunication (4.1%)
 Airtouch Communications*..........       8,500         276
 AT&T..............................       9,000         509
 Bell Atlantic.....................       5,000         299
 GTE...............................       5,800         212
                                                  ---------
                                                      1,296
                                                  ---------
Utilities (2.4%)
 Dominion Resources of Virginia....       8,500         307
 General Public Utilities..........       7,000         200
 Pacific Gas and Electric..........       9,000         259
                                                  ---------
                                                        766
                                                  ---------
 Total Common Stocks
   (Cost $14,809,331)..............                  16,643
                                                  ---------
CORPORATE BONDS (7.2%)
 ABN/AMRO, New York
   8.250%, 08/01/09................   $     500         535
 Anheuser Busch
   7.500%, 12/01/97................         300         308
 Associates Corporation of North
   America
   7.250%, 05/15/98................         200         205
 Ford Motor Credit
   7.500%, 06/15/04................         250         259
 General Electric Capital
   8.000%, 01/15/98................         200         208
                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------
 Pepsico
   6.250%, 09/01/99................   $     200   $     198
 Wal-Mart Stores
   8.000%, 09/15/06................         300         330
 WMX Technologies
   8.250%, 11/15/99................         250         265
                                                  ---------
 Total Corporate Bonds
   (Cost $2,208,984)...............                   2,308
                                                  ---------
CONVERTIBLE BONDS (0.8%)
 Time Warner
   8.750%, 01/10/15................         250         260
                                                  ---------
Total Convertible Bonds
 (Cost $250,469)
ASSET BACKED SECURITIES (0.8%)
 American Express Master Trust
   7.150%, 08/15/99................         250         256
                                                  ---------
 Total Asset Backed Securities
   (Cost $244,922).................                     256
                                                  ---------
U. S. TREASURY OBLIGATIONS (28.4%)
 United States Treasury Bonds
   7.250%, 05/15/16................         500         528
   7.500%, 11/15/16................         500         542
   8.125%, 08/15/19................         500         579
   7.500%, 11/15/24................         250         274
 United States Treasury Notes
   6.125%, 07/31/96................         150         151
   7.250%, 08/31/96................         500         507
   7.500%, 01/31/97................         300         307
   6.750%, 02/28/97................         250         253
   6.750%, 05/31/97................         250         254
   7.375%, 11/15/97................         500         515
   7.250%, 02/15/98................         400         412
   6.375%, 01/15/99................         500         505
   7.500%, 10/31/99................         500         526
   6.375%, 01/15/00................         250         253


                                   Continued

                                       21

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       BALANCED FUND (CONTINUED)


   7.125%, 02/29/00................         650         676
   7.500%, 11/15/01................         650         696
   7.500%, 05/15/02................         500         536
   6.375%, 08/15/02................         500         505
   7.250%, 05/15/04................         500         530
   7.250%, 08/15/04................         250         265
   7.875%, 11/15/04................         250         276
                                                  ---------
 Total U. S. Treasury Obligations
   (Cost $8,650,121)...............                   9,090
                                                  ---------


                                   Continued

                                       22




       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

BALANCED FUND (CONTINUED)



                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (1.0%)
 Federal Home Loan Mortgage
   Corporation
   7.125%, 07/21/99................   $     300   $     310
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $296,344).................                     310
                                                  ---------
SHORT-TERM INVESTMENTS (8.3%)
 Chemical Bank Repurchase
   Agreement, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $2,256,360
   (collateralized by U.S. Treasury
   Note, par value $2,190,000,
   8.125%, maturing 02/15/98,
   market value
   $2,305,177).....................       2,256       2,256
 Temp Cash Fund....................         380         380
                                                  ---------
 Total Short-Term Investments
   (Cost $2,636,000)...............                   2,636
                                                  ---------
 Total Investments (98.7%)
   (Cost $29,096,171)..............                  31,503
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.3%)
Other Assets and Liabilities,
 Net...............................                     404
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 2,872,437 shares of
   beneficial interest.............                  29,063
 Accumulated net realized gain on
   investments.....................                     437
 Net unrealized appreciation on
   investments.....................                   2,407
                                                  ---------
 Total Net Assets: (100.0%)........               $  31,907
                                                  ---------
                                                  ---------
 Net Asset Value and Redemption
   Price Per Share.................               $   11.11
                                                  ---------
                                                  ---------
 Maximum Public Offering Price Per
   Share ($11.11/95.50%)...........               $   11.63
                                                  ---------
                                                  ---------


------------------
*Non-income producing security.
ADR--American Depository Receipt
PLC--Public Limited Company

SHORT/INTERMEDIATE FUND



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS (36.7%)
Automobile Finance (4.4%)
 Ford Capital BV
   9.000%, 08/15/98................   $   1,000   $   1,066
 Ford Motor Credit
   8.000%, 01/15/99................       1,000       1,043
   8.400%, 03/26/99................       5,000       5,287
   8.000%, 06/15/02................       1,000       1,063
                                                  ---------
                                                      8,459
                                                  ---------
Beverages (8.8%)
 Anheuser Busch
   7.500%, 12/01/97................       2,500       2,566
   8.750%, 12/01/99................       1,895       2,054
 Coca-Cola
   7.875%, 09/15/98................       7,100       7,417
 Pepsico
   7.000%, 11/15/96................       3,000       3,034
   6.125%, 01/15/98................       2,000       1,998
                                                  ---------
                                                     17,069
                                                  ---------
Business Credit Institutions (1.1%)
 General Electric Capital
   8.125%, 02/01/99................       2,000       2,108
                                                  ---------
Chemicals (1.8%)
 E.I. Dupont de Nemours
   8.450%, 10/15/96................       3,500       3,592
                                                  ---------
Electric Utility (3.7%)
 Duke Power
   7.500%, 04/01/99................       4,000       4,140
 Wisconsin Electric Power
   5.875%, 10/01/97................       3,000       2,985
                                                  ---------
                                                      7,125
                                                  ---------
Financial Services (7.4%)
 Associates Corporation of North
   America
   5.300%, 09/04/95................       1,000       1,000
   7.625%, 04/15/98................       2,400       2,421
   7.875%, 09/30/01................       1,000       1,058
 Goldman Sachs
   4.770%, 10/16/95................       3,000       2,997
 Household Finance
   7.800%, 11/01/96................       2,000       2,033
   8.875%, 07/05/99................       2,000       2,040
   7.625%, 01/15/03................       2,750       2,877
                                                  ---------
                                                     14,426
                                                  ---------


    The accompanying notes are an integral part of the financial statements.

                                       22

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS, CONCLUDED:
Petroleum Refining (3.7%)
 Texaco Capital
   9.000%, 11/15/96................   $   1,500   $   1,551
   8.530%, 08/15/97................       1,350       1,406
   8.260%, 09/15/98................       1,000       1,053
   9.000%, 12/15/99................       3,000       3,276
                                                  ---------
                                                      7,286
                                                  ---------
Retail-Eating Places (4.2%)
 Bass America
   6.750%, 08/01/99................       5,000       5,037
   8.125%, 03/31/02................       1,000       1,074
 McDonald's
   6.750%, 02/15/03................       2,000       2,000
                                                  ---------
                                                      8,111
                                                  ---------
Retail-Variety Stores (1.6%)
 Wal-Mart Stores
   8.000%, 05/01/96................       3,000       3,038
                                                  ---------
 Total Corporate Bonds
   (Cost $70,861,179)..............                  71,214
                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS
 (2.1%)
 Federal Home Loan Mortgage
   Corporation
   6.750%, 09/15/16................       4,000       4,028
                                                  ---------
 Total Collateralized Mortgage
   Obligations (Cost $4,033,750)...                   4,028
                                                  ---------
ASSET BACKED SECURITIES (14.9%)
 American Express Master Trust
   7.150%, 08/15/99................       4,750       4,860
 Chase Manhattan Master Trust
   8.750%, 08/15/99................       2,000       2,039
 General Motors Acceptance
   Corporation Grantor Trust
   4.150%, 03/15/98................       1,314       1,298
 Merrill Lynch Asset Backed
   5.500%, 05/15/98................       1,096       1,092
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   5.125%, 07/15/98................       1,030       1,025
 Premier Auto Trust
   4.900%, 10/15/98................         736         728
   4.650%, 11/02/99................       4,344       4,272
 Prime Credit Card Master Trust
   6.750%, 10/31/05................       2,000       2,014
 Standard Credit Card Master Trust
   8.875%, 09/07/99................   $   5,000   $   5,331
   7.875%, 01/07/00................       6,000       6,261
                                                  ---------
 Total Asset Backed Securities
   (Cost $28,578,921)..............                  28,920
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (2.2%)
 Federal Home Loan Mortgage
   Corporation
   7.860%, 01/21/97................       2,000       2,052
 Tennessee Valley Authority
   8.375%, 10/01/99................       2,000       2,140
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $4,004,410)...............                   4,192
                                                  ---------
U.S. TREASURY OBLIGATIONS (40.4%)
 United States Treasury Notes
   8.500%, 11/15/95................       2,000       2,012
   7.500%, 01/31/96................       8,000       8,061
   7.375%, 05/15/96................       2,000       2,022
   7.250%, 08/31/96................       1,000       1,015
   7.250%, 11/30/96................       2,000       2,035
   6.750%, 02/28/97................       2,000       2,028
   6.625%, 03/31/97................       2,000       2,025
   6.875%, 04/30/97................      10,000      10,167
   6.500%, 05/15/97................       5,000       5,054
   6.750%, 05/31/97................       8,000       8,120
   5.625%, 08/31/97................       5,000       4,980
   5.750%, 10/31/97................       3,000       2,993
   6.000%, 11/30/97................       9,000       9,025


    The accompanying notes are an integral part of the financial statements.


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995


                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   7.875%, 01/15/98................       4,000       4,174
   7.250%, 02/15/98................       5,000       5,151
   6.375%, 07/15/99................       2,000       2,025
   8.000%, 08/15/99................       3,000       3,204
   7.125%, 09/30/99................       2,000       2,075
   7.125%, 02/29/00................       2,000       2,080
                                                  ---------
 Total U.S. Treasury Obligations
   (Cost $78,013,927)..............                  78,246
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
                                                  ---------
SHORT-TERM INVESTMENT (2.6%)
 Temp Cash Fund....................       5,108       5,108
                                                  ---------
 Total Short-Term Investment
   (Cost $5,108,488)...............                   5,108
                                                  ---------
 Total Investments (98.9%)
   (Cost $190,600,675).............                 191,708
                                                  ---------


    The accompanying notes are an integral part of the financial statements.


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SHORT/INTERMEDIATE FUND (CONTINUED)



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
OTHER ASSETS AND LIABILITIES (1.1%)
 Other Assets and Liabilities,
   Net.............................               $   2,111
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 18,830,186 outstanding
   shares of beneficial interest...                 196,432
 Accumulated net realized loss on
   investments.....................                  (3,714)
 Net unrealized appreciation on
   investments.....................                   1,107
 Distributions in excess of net
   investment income...............                      (6)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 193,819
                                                  ---------
                                                  ---------
 Net Asset Value and Redemption
   Price Per Share.................               $   10.29
                                                  ---------
                                                  ---------
 Maximum Public Offering Price Per
   Share ($10.29/96.00%)...........               $   10.72
                                                  ---------
                                                  ---------


FIXED INCOME FUND



CORPORATE BONDS (44.5%)
Automobile Finance (3.4%)
 Ford Capital BV
   9.000%, 08/15/98................   $   1,000       1,066
 Ford Motor Credit
   8.000%, 01/15/99................       2,000       2,085
   8.000%, 06/15/02................       1,000       1,063
   7.750%, 03/15/05................       3,000       3,154
   6.750%, 08/15/08................       1,000         971
                                                  ---------
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
                                                      8,339
                                                  ---------
Banks (5.2%)
 ABN-AMRO Bank, New York, Callable
   08/01/04 @ 100
   8.250%, 08/01/09................       5,000       5,356
 Banque Nationale de Paris
   9.875%, 05/25/98................       1,000       1,084
 National Westminster Bank, New
   York
   9.450%, 05/01/01................       4,000       4,490
 Toronto Dominion Bank, New York
   7.875%, 08/15/04................       2,000       2,083
                                                  ---------
                                                     13,013
                                                  ---------
Beverages (3.8%)
 Anheuser Busch
   9.000%, 12/01/09................   $   4,500   $   5,377
 Coca-Cola
   7.875%, 09/15/98................       1,955       2,043
 Pepsico
   6.125%, 01/15/98................       2,000       1,998
                                                  ---------
                                                      9,418
                                                  ---------
Business Credit Institutions (0.4%)
 General Electric Capital
   8.125%, 02/01/99................       1,000       1,054
                                                  ---------
Commercial Printing (4.2%)
 R.R. Donnelley & Sons
   7.000%, 01/01/03................       2,000       2,048
   8.875%, 04/15/21................       7,000       8,321
                                                  ---------
                                                     10,369
                                                  ---------
Electric Utility (0.4%)
 Teco Energy
   9.250%, 06/19/97................       1,000       1,051
                                                  ---------
Paper & Paper Products (3.3%)


    The accompanying notes are an integral part of the financial statements.

                                       24

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995


                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Kimberly-Clark, Callable
   02/01/13 @ 100
   7.875%, 02/01/23................       3,750       3,909
 Weyerhaeuser
   8.840%, 04/12/99................       4,000       4,295
                                                  ---------
                                                      8,204
                                                  ---------
Personal Credit Institutions (3.1%)
 Associates Corporation of North
   America
   8.625%, 06/15/97................       3,000       3,123
   7.875%, 09/30/01................       1,000       1,058
 Associates Corporation of North
   America, Callable 04/15/96 @ 100
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   7.625%, 04/15/98................       1,000       1,009
 Household Finance
   7.625%, 01/15/03................       2,500       2,616
                                                  ---------
                                                      7,806
                                                  ---------
Petroleum Refining (3.2%)
 Texaco Capital
   9.000%, 11/15/96................       1,000       1,034
   8.260%, 09/15/98................       1,250       1,316
   8.500%, 02/15/03................       5,000       5,512
                                                  ---------
                                                      7,862
                                                  ---------


    The accompanying notes are an integral part of the financial statements.

                                       25

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS, CONCLUDED:
Railroads (1.9%)
 Norfolk Southern
   9.000%, 03/01/21................   $   4,000   $   4,795
                                                  ---------
Retail-Department Stores (1.3%)
 J.C. Penney, Callable 7/12/00 @
   100
   9.450%, 07/15/02................       3,000       3,345
                                                  ---------
Retail-Eating Places (6.6%)
 Bass America
   6.750%, 08/01/99................       4,000       4,029
   8.125%, 03/31/02................       2,000       2,148
 Grand Metropolitan Investment
   7.125%, 09/15/04................       5,000       5,122
 McDonald's
   7.375%, 07/15/02................       2,000       2,118
   6.750%, 02/15/03................       3,000       3,000
                                                  ---------
                                                     16,417
                                                  ---------
Retail-Grocery Stores (2.0%)
 Albertsons
   4.820%, 03/25/96................       5,000       4,963
                                                  ---------
Retail-Variety Stores (0.8%)
 Wal-Mart Stores
   8.000%, 05/01/96................       2,000       2,025
                                                  ---------
Soap (0.8%)
 Procter and Gamble
   7.375%, 03/01/23................       2,000       2,003
                                                  ---------
Trucking (4.1%)
 United Parcel Service
   8.375%, 04/01/20................       9,000      10,260
                                                  ---------
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Total Corporate Bonds
   (Cost $107,054,724).............                 110,924
                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS
 (3.2%)
 Federal Home Loan Mortgage
   Corporation
   8.000%, 03/15/05................       1,345       1,353
   6.750%, 09/15/16................       6,000       6,042
 Federal National Mortgage
   Association
   9.500%, 09/25/18................         627         639
                                                  ---------
 Total Collateralized Mortgage
   Obligations
   (Cost $7,941,153)...............                   8,034
                                                  ---------
ASSET BACKED SECURITIES (4.9%)
 American Express Master Trust
   7.150%, 08/15/99................   $   2,000   $   2,046
 Chase Manhattan Master Credit Card
   Trust
   8.750%, 08/15/99................       3,000       3,060
 General Motor Acceptance
   Corporation Grantor Trust
   4.150%, 03/15/98................         434         429
 Merrill Lynch Asset Backed
   5.500%, 05/15/98................         658         655
   5.125%, 07/15/98................       1,030       1,025
 Premier Auto Trust
   4.900%, 10/15/98................       2,942       2,912
 Standard Credit Card Master Trust
   7.875%, 01/07/00................       2,000       2,086
                                                  ---------
 Total Asset Backed Securities
   (Cost $12,255,593)..............                  12,213
                                                  ---------
GOVERNMENT POOLED MORTGAGES (1.2%)


    The accompanying notes are an integral part of the financial statements.


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995


                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Government National Mortgage
   Association
   9.000%, 09/15/16................         518         544
   9.000%, 10/15/19................         293         307
   9.000%, 11/15/19................         506         532
   9.000%, 12/15/19................         271         285
   8.500%, 03/15/20................         206         214
   8.500%, 04/15/20................       1,122       1,167
                                                  ---------
 Total Government Pooled Mortgages
   (Cost $2,799,959)...............                   3,049
                                                  ---------
U. S. TREASURY OBLIGATIONS (37.7%)
 United States Treasury Bonds
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   7.250%, 05/15/16................      10,000      10,556
   8.750%, 05/15/17................       2,000       2,448
   8.125%, 08/15/19................       7,000       8,112
   7.875%, 02/15/21................       3,000       3,398
   7.125%, 02/15/23................       3,000       3,138
 United States Treasury Notes
   7.375%, 05/15/96................       1,000       1,011
   4.375%, 11/15/96................       3,000       2,953
   6.500%, 11/30/96................       2,000       2,018
   6.625%, 03/31/97................       2,000       2,025


    The accompanying notes are an integral part of the financial statements.


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       FIXED INCOME FUND (CONTINUED)



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. TREASURY OBLIGATIONS, CONCLUDED:
   6.500%, 05/15/97................   $   2,000   $   2,022
   6.750%, 05/31/97................       3,000       3,045
   6.500%, 08/15/97................       1,000       1,012
   5.625%, 08/31/97................       2,000       1,992
   5.750%, 10/31/97................       2,000       1,995
   6.000%, 11/30/97................       6,000       6,017
   7.250%, 02/15/98................       4,000       4,121
   5.125%, 02/28/98................       2,000       1,965
   5.125%, 03/31/98................       5,000       4,907
   8.250%, 07/15/98................       2,000       2,120
   7.125%, 10/15/98................       2,000       2,066
   5.125%, 11/30/98................       2,000       1,949
   7.000%, 04/15/99................       2,000       2,063
   6.375%, 07/15/99................       2,000       2,025
   7.125%, 09/30/99................       2,000       2,075
   7.125%, 02/29/00................       4,000       4,160
   6.250%, 05/31/00................       2,000       2,012
   8.500%, 11/15/00................       6,000       6,638
   7.500%, 11/15/01................       1,000       1,067
   6.375%, 08/15/02................       2,000       2,018
   7.250%, 08/15/04................       2,850       3,025
                                                  ---------
 Total U. S. Treasury Obligations
   (Cost $92,364,948)..............                  93,953
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (1.2%)
Federal Home Loan Mortgage
 Corporation
   7.125%, 07/21/99................       3,000       3,103
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $2,989,800)...............                   3,103
                                                  ---------
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
YANKEE BONDS (4.0%)
 Hydro Quebec
   9.400%, 02/01/21................       4,000       4,695
 Province of Ontario
   8.000%, 10/17/01................       5,000       5,338
                                                  ---------
 Total Yankee Bonds
   (Cost $9,357,210)...............                  10,033
                                                  ---------
SHORT TERM INVESTMENTS (1.6%)
 Temp Cash Fund                           3,948       3,948
                                                  ---------
 Total Short Term Investments
   (Cost $3,947,569)...............                   3,948
                                                  ---------
 Total Investments (98.3%)
   (Cost $238,710,956).............                 245,257
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.7%)
 Other Assets and Liabilities,
   Net.............................               $   4,123
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 23,725,957 outstanding
   shares of beneficial interest...                 246,818
 Accumulated net realized loss on
   investments.....................                  (3,988)
 Net unrealized appreciation on
   investments.....................                   6,546
 Undistributed net investment
   income..........................                       4
                                                  ---------
 Total Net Assets: (100.0%)........               $ 249,380
                                                  ---------
                                                  ---------
 Net Asset Value and Redemption
   Price Per Share.................               $   10.51
                                                  ---------
                                                  ---------
 Maximum Public Offering Price Per
   Share ($10.51/96.00%)...........               $   10.95
                                                  ---------
                                                  ---------


MUNICIPAL BOND FUND

    The accompanying notes are an integral part of the financial statements.


       STATEMENT OF NET ASSETS

       -------------------------------------------------------------------------
       August 31, 1995



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




MUNICIPAL BONDS (99.0%)
Arizona (3.6%)
 Salt River Project, Series A, RB
   5.300%, 01/01/03................   $     500         518
 Scottsdale, Municipal Property
   Corporation, RB, (FGIC),
   Callable 11/01/02 @ 100
   6.250%, 11/01/10................         500         516
                                                  ---------
                                                      1,034
                                                  ---------
California (6.2%)
 Azusa, Unified School District,
   GO, (AMBAC)
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   5.100%, 05/01/07................         830         812
 State, Public Power Authority, San
   Juan Power Project, Series A,
   RB, (MBIA),
   Callable 01/01/05 @ 100
   5.375%, 01/01/10................       1,000         974
                                                  ---------
                                                      1,786
                                                  ---------
Florida (1.9%)
 Palm Beach County, Solid Waste
   Authority, RB, Callable
   07/01/97 @ 103
   8.625%, 07/01/04................         500         548
                                                  ---------


    The accompanying notes are an integral part of the financial statements.


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Georgia (1.8%)
 Atlanta, Series A, GO
   6.125%, 12/01/23................   $     500   $     505
                                                  ---------
Hawaii (7.8%)
 Honolulu, Series C, GO,
   Prerefunded @ 101
   7.150%, 06/01/00 (A)............       1,000       1,129
 State, Series RB, GO,
   Prerefunded @ 100
   7.000%, 06/01/00 (A)............       1,000       1,115
                                                  ---------
                                                      2,244
                                                  ---------
 Illinois (12.5%)
   Chicago, School Finance
     Authority, Series B, GO,
     (MBIA), Callable 06/01/96 @
     102
     7.600%, 06/01/02..............         250         261
 Kane County, Elgin Community
   College Project, Series A,
   RB, (FGIC)
   5,300%, 12/01/09................       1,000         999
 State, Education Facilities
   Authority, Shedd Aquarium
   Society, Series A, RB
   8.625%, 0926/97 (A) (B).........         560         601
 State, Education Facilities
   Authority, Wesleyan University
   Project, RB
   5.600%, 09/01/11 (B)............       1,260       1,213
 Winnebago and Boone Counties,
   Rockford School District,
   Series C, GO, (FGIC)
   5.900%, 02/01/05................         500         531
                                                  ---------
                                                      3,605
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
                                                  ---------
Kentucky (1.1%)
 Jefferson County, Capital Project,
   Series A, RB
   5.650%, 08/15/03................         300         317
                                                  ---------
Michigan (3.4%)
 State, Municipal Bond Authority,
   Revolving Fund, RB
   5.400%, 10/01/14................       1,015         964
                                                  ---------
Nebraska (1.8%)
 State, Public Power Supply
   Systems, RB, Callable
   01/01/03 @ 102
   6.000%, 01/01/08................         500         524
                                                  ---------
New York (8.8%)
 State, Medical Care Facility,
   Montefiore Medical Center,
   RB, (AMBAC)
   5.750%, 02/15/25................   $   1,000   $     968
 State, Thruway Authority, Series
   A, RB, (MBIA)
   5.400%, 04/01/08................       1,000       1,008
 Triborough Bridge & Tunnel
   Authority, Series X, RB
   6.625%, 01/01/11 (A) (B)........         500         551
                                                  ---------
                                                      2,527
                                                  ---------
Ohio (4.7%)
 Columbus, Refuse Coal Fired
   Plant, GO
   6.625%, 09/15/01................         265         295
 State, Water Development
   Authority, RB, (AMBAC), Callable
   12/01/02 @ 102
   6.000%, 12/01/08................       1,000       1,049
                                                  ---------
                                                      1,344
                                                  ---------
Oklahoma (1.8%)


    The accompanying notes are an integral part of the financial statements.


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995

MUNICIPAL BOND FUND (CONTINUED)


                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 State, Grand River Dam
   Authority, RB
   5.875%, 06/01/07................         500         531
                                                  ---------
Oregon (1.9%)
 Washington County, School District
   No. 15, Forest Grove, GO,
   (FGIC), Callable
   06/01/04 @ 101
   6.000%, 06/01/05................         500         538
                                                  ---------
Pennsylvania (5.9%)
 Methacton School District, GO, (FGIC)
   5.600%, 10/01/13................         500         488
 Seneca Valley School District,
   Series A, GO, (FGIC), Callable
   07/01/02 @ 100
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   5.750%, 07/01/10................         500         502
 State, Higher Education Facilities
   Authority, Thomas Jefferson
   University Hospital, RB,
   Callable 11/01/95 @ 102
   9.100%, 07/01/01................         200         205
 Wayne Highlands School District,
   GO, (FGIC), Callable
   10/01/99 @ 100
   6.000%, 04/01/12................         500         503
                                                  ---------
                                                      1,698
                                                  ---------


    The accompanying notes are an integral part of the financial statements.


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       MUNICIPAL BOND
       FUND (CONTINUED)



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
South Carolina (3.7%)
 Piedmont, Municipal Power Agency,
   RB, (FGIC)
   6.250%, 01/01/18................   $     500   $     511
 Piedmont, Municipal Power Agency,
   RB, (MBIA)
   6.250%, 01/01/09................         500         538
                                                  ---------
                                                      1,049
                                                  ---------
South Dakota (1.9%)
 State, Building Lease Authority,
   Series A, RB, (CGIC)
   6.375%, 09/01/05................         500         545
                                                  ---------
Tennessee (7.6%)
 Memphis-Shelby County, Airport
   Authority Revenue, Series B, RB,
   AMT, (MBIA)
   6.500%, 02/15/08 (A)............       1,000       1,079
 State, Series B, GO, Callable
   06/01/01 @ 101.5
   6.850%, 06/01/10................       1,000       1,101
                                                  ---------
                                                      2,180
                                                  ---------
Texas (3.8%)
 Harris County, GO, Callable
   08/01/01 @ 102
   7.000%, 08/01/09................         500         547
 University of Texas, Series A, RB,
   Callable 08/15/01 @ 102
   7.000%, 08/15/07................         500         554
                                                  ---------
                                                      1,101
                                                  ---------
Utah (1.8%)
 Salt Lake City, Motor Fuel Excise
   Tax, Series A, RB
   5.400%, 02/01/03................         500         506
                                                  ---------
Vermont (7.5%)
 Burlington, Waterworks Systems,
   Series A, RB, (FGIC), Callable
   07/01/97 @ 102
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   6.875%, 07/01/12................       1,000       1,049
 State, Series A, GO,
   Prerefunded @ 102
   6.750%, 02/01/00 (A)............       1,000       1,110
                                                  ---------
                                                      2,159
                                                  ---------
Virginia (1.8%)
 State, Housing Development
   Authority, Series A, RB, AMT
   6.700%, 07/01/05 (B)............         500         527
                                                  ---------
Washington (5.1%)
 Port of Seattle, Series A, RB,
   Callable 11/01/02 @ 102
   6.250%, 11/01/10................   $     500   $     518
 State, Public Power Supply, Nuclear
   Project No. 1, Series B, RB, (MBIA)
   5.600%, 07/01/15................       1,000         941
                                                  ---------
                                                      1,459
                                                  ---------
Washington, D.C. (1.7%)
 District of Columbia, Series C,
   GO, (AMBAC), Prerefunded @ 102
   7.600%, 06/01/98 (A)............         450         496
                                                  ---------
Wisconsin (.9%)
 Milwaukee, Sewer District, GO
   6.125%, 10/01/03................         250         273
                                                  ---------
 Total Municipal Bonds
   (Cost $28,151,230)..............                  28,460
                                                  ---------
 Total Investments (99.0%)
   (Cost $28,151,230)..............                  28,460
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.0%)
 Other Assets and Liabilities,
   Net.............................                     277
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 2,720,728 outstanding
   shares of beneficial interest...                  29,343
 Accumulated net realized loss on
   investments.....................                    (915)
 Net unrealized appreciation on
   investments.....................                     309
                                                  ---------


    The accompanying notes are an integral part of the financial statements.

                                       28

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Total Net Assets: (100.0%)........               $  28,737
                                                  ---------
                                                  ---------
 Net Asset Value and Redemption
   Price Per Share.................               $   10.56
                                                  ---------
                                                  ---------
 Maximum Public Offering Price Per
   Share ($10.56/96.00%)...........               $   11.00
                                                  ---------
                                                  ---------


------------------
(A) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(B) Securities are held in connection with a letter of credit or other credit support.



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


AMT--Alternative Minimum Tax
GO--General Obligation
RB--Revenue Bond
The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
AMBAC--American Municipal Bond Assurance Company
CGIC--Capital Guaranty Insurance Company
FGIC--Financial Guaranty Insurance Company
MBIA--Municipal Bond Insurance Association


                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------
       NEW JERSEY MUNICIPAL
       BOND FUND



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (99.0%)
New Jersey (92.3%)
 Absecon, Board of Education, COP,
   (MBIA)
   5.625%, 12/15/02................   $     770   $     795
 Bergen County, General
   Improvement, GO
   4.700%, 07/15/97................       1,000       1,015
 Bergen County, Utility Authority,
   Series A, RB, (FGIC), Callable
   06/15/02 @ 100
   5.500%, 06/15/13................       1,000         978
 Borough of Roselle, Fiscal Year
   Adjustment, Series 1993, GO,
   (MBIA)
   4.850%, 10/15/05................       1,000         975
 Brick Township, Municipal
   Utilities Authority, RB
   6.750%, 12/01/16................       1,000       1,120
 Brigantine, GO, (MBIA), Callable
   08/01/02 @ 101
   6.250%, 08/01/03................         730         794
 Camden County, Improvement
   Authority Lease, RB
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   5.700%, 12/01/05 (C)............         500         513
 Camden County, Improvement
   Authority Lease, RB, Callable
   12/01/02 @ 101
   6.000%, 12/01/12 (C)............         500         508
 Camden County, Improvement
   Authority, Health Services
   Center Project, Series B, RB,
   (AMBAC)
   4.900%, 12/01/05................       1,000         988
 Cape May County, Municipal
   Utilities Authority, Series B,
   RB, (FGIC), Callable 01/01/03 @
   102
   4.900%, 01/01/09................       1,000         934
 Carteret, GO, (FGIC), Callable
   10/01/00 @ 101
   5.250%, 10/01/07................         980         975
   5.450%, 10/01/09................         500         498
 Cherry Hill Township, GO, Callable
   06/01/02 @ 102
   6.000%, 06/01/06................         500         528
 Dover Township, GO, (AMBAC),
   Callable 10/15/02 @ 102
   6.000%, 10/15/03................       1,000       1,075
 Edison Township, GO
   6.500%, 06/01/04................         500         551
 Edison Township, GO, (AMBAC),
   Callable 01/01/04 @ 102


                                   Continued

                                       29

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995


                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   5.000%, 01/01/07................   $   1,000   $     985
 Edison Township, School Authority,
   GO
   6.500%, 06/01/03................       1,000       1,098
 Essex County, Correctional
   Facility Improvement, RB,
   (AMBAC), Callable 12/01/06 @100
   6.900%, 12/01/14................         500         543
 Essex County, Series A, GO,
   (MBIA), Callable 10/01/01 @ 102
   4.600%, 10/01/03................       1,500       1,467
 Evesham Township, Municipal
   Utilities Authority, Series B,
   RB, (MBIA), Callable 07/01/97 @
   100
   6.800%, 07/01/01................       1,010       1,052
   6.850%, 07/01/02................       1,080       1,118
 Flemington-Raritan, GO, Callable
   02/01/05 @ 102
   6.250%, 02/01/12 (C)............         500         526
 Irvington Township, School
   District Refunding Bonds, Series
   1993, GO, (FSA), Callable
   10/01/02 @ 102
   5.000%, 10/01/11................       1,000         928
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Knowlton Township, Board of
   Education, GO
   6.600%, 08/15/10................         170         188
   6.600%, 08/15/11................         169         185
 Lacey Township, Municipal
   Utilities Authority, RB, (MBIA),
   Callable 12/01/03 @ 102
   6.000%, 12/01/12................       1,000       1,020
 Landis, Sewer Authority, RB,
   (FGIC)
   5.400%, 10/01/06................         500         504
 Manchester Township, Board of
   Education, COP, (MBIA), Callable
   12/15/03 @ 102
   5.300%, 12/15/07................         500         489
 Medford Township, Board of
   Education, GO, (FGIC), Callable
   02/01/05 @ 100
   5.950%, 02/01/11................         500         508
 Mercer County, Hamilton Board of
   Education Lease Project, RB,
   (MBIA), Callable 12/15/03 @ 102
   5.250%, 12/15/14................       1,000         936


                                   Continued

                                       30

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 Mercer County, Improvement
   Authority, Hamilton Township
   Board of Education Project, RB,
   (MBIA), Callable 06/01/01 @ 102
   5.900%, 06/01/03................   $     500   $     524
 Mercer County, Improvement Revenue
   Government Lease Program, RB,
   Prerefunded @ 101
   7.250%, 12/01/98 (B)............         985       1,084
 Middletown Township, Sewer
   Authority, Series A, RB, (FGIC),
   Callable 01/01/03 @ 101
   5.050%, 01/01/07................       1,095       1,081
 Millburn Township, School
   District, GO
   5.350%, 07/15/10 (C)............       1,150       1,156
 Monroe Township, Board of
   Education, GO, (FGIC)
   5.200%, 08/01/15................         500         471
 Moorestown, School District, GO,
   (AMBAC)
   6.600%, 06/01/05................         450         499
 Morris County, GO, Callable
   07/15/05 @ 100
   5.000%, 07/15/13................       1,000         926
 Morris Township, GO
   6.550%, 07/01/01................         500         553
 Morristown, GO, (FSA), Callable
   08/01/05 @ 102
   6.400%, 08/01/14................         500         528
 Newark, Board of Education, GO,
   (MBIA), Callable 12/15/04 @ 102
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   5.875%, 12/15/13................       1,000       1,004
 North Arlington, GO, (AMBAC)
   4.800%, 02/01/12................         600         540
   4.800%, 02/01/13................         441         395
 North Bergen Township, GO, (FSA)
   5.900%, 08/15/01................         500         529
 Northwest Bergen County, Utilities
   Authority, RB, (MBIA)
   5.900%, 07/15/06................         755         798
 Nutley, GO
   7.000%, 08/01/98................         400         408
 Ocean County, General Improvement,
   GO
   6.300%, 04/15/97................       1,000       1,036
   5.150%, 07/01/09................       1,000         964
   5.150%, 07/01/10................       1,250       1,191
 Ocean County, Series A, GO
   6.250%, 10/01/01................   $   1,280   $   1,397
 Ocean County, Series A, GO,
   Callable 10/01/01 @ 102
   6.250%, 10/01/05................         500         537
 Ocean County, Utility Authority,
   Series A, RB, Callable
   01/01/07 @ 100
   6.300%, 01/01/12 (C)............       1,005       1,051
 Parsippany Troy Hills Township, GO
   4.700%, 12/01/04................       1,000         965
 Passaic Valley, Water Commission,
   Series A, RB, (FGIC)
   5.950%, 12/15/02................         500         536
 Point Pleasant, GO, (MBIA)
   5.700%, 12/01/03................         500         524
 Port Authority, Marine Terminal,
   Series G, RB
   5.500%, 01/01/15................       2,280       2,120
 Port Authority, RB
   5.200%, 09/01/13 (C)............       1,000         941


                                   Continued

                                       30

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 South Plainfield, GO, (AMBAC)
   4.750%, 09/01/08................       1,030         972
 State, Building Authority, RB
   7.150%, 06/15/99................         200         220
 State, Building Authority, RB,
   Prerefunded @ 102
   7.200%, 06/15/99 (B)............       1,200       1,341
 State, Economic Development
   Authority, 89 Kiva L.P. Project,
   RB
   5.550%, 08/01/04 (C)............         565         573
 State, Economic Development
   Authority, RB, AMT, Callable
   07/01/05 @ 101
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   6.000%, 07/01/06 (C)............         300         306
   6.100%, 07/01/07 (C)............         200         204
 State, Economic Development
   Authority, Trenton Office
   Complex Project, RB, Callable
   06/15/2000 @ 102
   6.625%, 06/15/01................       1,050       1,158
 State, Economic Development
   Authority, W.Y. Urban Holding
   Project, RB, AMT
   5.950%, 06/01/05 (C)............         865         865
 State, GO
   7.000%, 04/01/97................       1,350       1,412
   6.250%, 09/15/01................       1,000       1,094


                                   Continued

                                       31

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 State, GO, Callable
   04/01/01 @ 100.50
   7.000%, 04/01/03................   $     500   $     556
 State, GO, Prerefunded @ 101.50
   7.400%, 04/15/97 (B)............         820         874
 State, Health Care Facility,
   Cathedral Health Care, Series A,
   RB, (FHA), Callable
   02/15/01 @ 102
   7.250%, 02/15/21................       1,000       1,071
 State, Health Care Facility, Dover
   General Hospital And Medical
   Center, RB, (MBIA), Callable
   07/01/04 @ 102
   5.875%, 07/01/12................         500         504
 State, Health Care Facility,
   Jersey Shore Medical Center, RB,
   (AMBAC), Callable
   07/01/04 @ 102
   6.250%, 07/01/16................         500         519
 State, Health Care Facility, St.
   Clares-Riverside Medical Center,
   RB, (MBIA), Callable
   07/01/04 @ 102
   5.750%, 07/01/14................         500         495
 State, Highway Authority, Garden
   State Parkway Project, RB
   4.900%, 01/01/05 (C)............       1,000       1,001
   6.200%, 01/01/10................         750         794
 State, Highway Authority, Garden
   State Parkway Project, RB,
   Callable 01/01/02 @ 102
   6.000%, 01/01/05................       1,350       1,446
   6.250%, 01/01/14................         500         513
 State, Housing and Finance Agency,
   Series A, RB,
   Callable 05/01/02 @ 102
   6.700%, 05/01/05 (C)............         500         524
   6.700%, 11/01/05 (C)............       1,000       1,049
   6.950%, 11/01/13 (C)............         750         775
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 State, Refunding Bond, Series C,
   RB, Callable 01/15/99 @ 101.25
   6.500%, 01/15/04................       1,000       1,078
 State, Refunding Bond, Series C,
   RB, Callable 01/15/99 @ 101.50
   6.500%, 01/15/05................         500         539
 State, Series C, RB, Callable
   01/15/99 @ 101.5
   6.500%, 01/15/08................   $   1,000   $   1,078
 State, Series D, GO
   6.000%, 02/15/11................       2,000       2,092
 State, Sports & Exposition
   Authority, Contract Bonds,
   Series A, RB, Callable 09/01/05
   @ 100
   5.300%, 09/01/09................         955         922
 State, Sports & Exposition
   Authority, Convention Center
   Project, Series A, RB, (MBIA),
   Callable 07/01/04 @ 100
   6.000%, 07/01/12................       1,000       1,013
 State, Transportation Authority,
   Series A, RB
   5.400%, 06/15/97................         500         512
   6.000%, 06/15/00................       1,030       1,101
 State, Turnpike Authority, RB
   6.400%, 01/01/02................         250         273
   6.500%, 01/01/16................         500         541
 State, Turnpike Authority, RB,
   (AMBAC), Callable
   01/01/03 @ 100
   6.250%, 01/01/10................       1,350       1,396
 State, Turnpike Authority, Series
   A, RB, Callable 01/01/96 @ 100
   6.900%, 01/01/14................         970         975
 State, Wastewater Authority,
   Series B, RB, Callable 05/15/99
   @ 101.25
   7.000%, 05/15/04................         950       1,030
 State, Wastewater Authority,
   Treatment Trust, RB, (AMBAC),
   Callable 03/01/05 @ 100
   4.600%, 03/01/06................       1,500       1,406
   4.800%, 03/01/13................       1,590       1,391


                                   Continued

                                       31

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 State, Water Supply District
   Authority, Wanaque North
   Project, Series A, RB, (MBIA)
   6.500%, 11/15/06................         510         553
 Tinton Falls, Board of Education,
   GO, (MBIA), Callable
   10/15/04 @ 100
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   5.875%, 10/15/09................       1,010       1,029
 Union City, GO, (FSA)
   6.375%, 11/01/07................         485         529
 Wanaque Valley, Regional Sewer
   Authority, Series B, RB, (AMBAC)
   5.650%, 09/01/08................         585         596


                                   Continued

                                       32




       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
New Jersey, continued:
 Warren County, GO, (AMBAC),
   Callable 09/15/05 @ 100
   4.650%, 09/15/06................   $     500   $     485
 Warren County, Pollution Control
   Finance Authority, Resource
   Recovery, RB, (MBIA) Callable
   12/01/02 @ 102
   6.350%, 12/01/04................         500         547
 Warren County, Pollution Control
   Finance Authority, Series B, RB,
   (MBIA)
   5.700%, 12/01/03................         500         526
 Warren Township, Sewer Authority,
   RB, Callable 12/01/04 @ 100
   6.450%, 12/01/05................         275         302
 Weehawken, GO, (FSA), Callable
   07/01/03 @ 100
   6.150%, 07/01/04................         350         378
 West Long Branch, Board of
   Education, COP, (MBIA)
   5.000%, 12/15/09................       1,380       1,282
 West Windsor Plainsboro, Regional
   Board of Education, Series 1993,
   COP, (MBIA), Callable
   03/15/05 @ 100
   5.800%, 03/15/06................       1,000       1,045
 Winslow Township, GO, (FGIC),
   Callable 10/01/02 @ 102
   6.400%, 10/01/05................         870         934
 Woodbridge Township, GO, Callable
   08/15/02 @ 102
   5.800%, 08/15/03................         500         528
 Woodbridge Township, GO, Callable
   08/15/04 @ 100
   6.050%, 08/15/05................         500         534
 Woodbridge Township, Series C, GO,
   Callable 09/15/06 @ 100
   5.000%, 09/15/11................       1,000         916
 Woodbridge Township, Sewer
   Utility, Series B, GO
   5.000%, 09/15/10................         965         896
                                                  ---------
                                                     90,245
                                                  ---------
New York (1.6%)
 Port Authority, Callable
   04/01/96 @ 102
   7.250%, 04/01/14 (C)............       1,500       1,551
                                                  ---------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------

Pennsylvania (1.5%)
 Delaware River Joint Toll Bridge
   Commission, RB, (FGIC), Callable
   07/01/02 @100
   6.250%, 07/01/12................   $   1,400   $   1,460
                                                  ---------
Puerto Rico (3.0%)
 Puerto Rico, Electric Power
   Authority, RB, (CGIC)
   6.125%, 07/01/08................       1,000       1,090
 Puerto Rico, Telecommunication
   Revenue, RB, (MBIA)
   5.250%, 01/01/05................         500         506
 University of Puerto Rico, Series
   L, RB, Prerefunded @ 102
   7.750%, 06/01/96 (B) (C)........       1,015       1,064
 University of Puerto Rico, Series
   M, RB, (MBIA), Callable
   06/01/07 @ 100
   5.500%, 06/01/15................         250         243
                                                  ---------
                                                      2,903
                                                  ---------
Virginia (0.6%)
 Richmond, Industrial Development
   Authority, Cogentrix-A, VRDN,
   AMT
   3.750%, 09/01/95 (A) (B) (C)....         600         600
                                                  ---------
 Total Municipal Bonds
   (Cost $96,058,358)..............                  96,759
                                                  ---------
 Total Investments (99.0%)
   (Cost $96,058,358)..............                  96,759
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.0%)
Other Assets and Liabilities,
 Net...............................                     993
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 8,708,827 outstanding
   shares of beneficial interest...                  97,309
 Accumulated net realized loss on
   investments.....................                    (261)
 Net unrealized appreciation on
   investments.....................                     700
 Undistributed net investment
   income..........................                       4
                                                  ---------
 Total Net Assets: (100.0%)........               $  97,752
                                                  ---------
                                                  ---------
 Net Asset Value and Redemption
   Price Per Share.................               $   11.22
                                                  ---------
                                                  ---------


                                   Continued

                                       32

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
NET ASSETS, CONCLUDED:
 Maximum Public Offering Price Per
   Share ($11.22/96.00%)...........               $   11.69
                                                  ---------
                                                  ---------


------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT--Alternative Minimum Tax
COP--Certificate of Participation
GO--General Obligation
RB--Revenue Bond
VRDN-- Variable Rate Demand Note
The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
AMBAC--American Municipal Bond Assurance Company
CGIC--Capital Guaranty Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Authority
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Association

PENNSYLVANIA MUNICIPAL
BOND FUND



MUNICIPAL BONDS (96.3%)
Pennsylvania (96.3%)
 Allegheny County, Childrens
   Hospital, Series A, RB, (MBIA),
   Callable 07/01/98 @ 102
   7.000%, 07/01/06................
 Allegheny County, Series C-42, GO
   5.000%, 10/01/10................                     538
 Berks County, Second Series, GO,     $     500         464
   (FGIC)                                   500         470
   5.000%, 05/15/10................         500    MARKET
 Center City District, Business      FACE AMOUNT    VALUE
   Improvement, RB, (AMBAC)             (000)       (000)
                                     -----------  ---------
   5.500%, 12/01/15................         500         476
 Central Bucks, School District,
   Series A, GO, (MBIA)
   5.300%, 05/15/11................         300         288
 Commodore Perry, School District,
   GO, (MBIA)
   5.500%, 02/01/12 (A)............       1,170       1,125
 Deer Lakes, School District, GO,
   (MBIA), Callable 01/15/04 @ 100
   6.450%, 01/15/19................   $     500   $     514
 Lackawanna County, GO, (AMBAC)
   5.100%, 12/01/08................         250         244
 Lancaster, Parking Authority, RB,
   Callable 01/01/96 @ 100
   9.375%, 01/01/05................         450         457
 North Penn, School District,
   Series AA, GO, (STAID)
   5.100%, 09/01/09................         500         479
 Pennsylvania Convention Center,
   Series A, RB, Escrowed to
   Maturity
   6.700%, 09/01/16................         750         840
 Philadelphia, Industrial
   Development Authority, National
   Board of Medical Examiners
   Project, RB, Callable 05/01/02 @
   102
   6.750%, 05/01/12................         500         531
 Philadelphia, Water and Wastewater
   Treatment, RB, (MBIA)
   6.750%, 08/01/03................         500         563
   5.600%, 08/01/18................         500         476
 Pittsburgh, Series D, GO, (AMBAC)
   6.125%, 09/01/17................         500         508
 Pittsburgh, Urban Redevelopment
   Authority, Series A, RB
   5.500%, 10/01/10................         500         468
 Pocono Mountain, School District,
   Series AA, GO, (AMBAC), Callable
   04/01/02 @ 100
   5.750%, 10/01/09................         500         503
 Ringgold, School District, RB,
   (FSA), Callable 02/01/08 @ 100


    The accompanying notes are an integral part of the financial statements.

                                       33

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       PENNSYLVANIA MUNICIPAL
       BOND FUND (CONTINUED)


                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   6.200%, 02/01/19................         500         506
 State, Financing Authority, RB,
   Callable 11/01/03 @ 102
   6.600%, 11/01/09................         500         526
 State, Higher Education Authority,
   Drexel University Project, RB,
   (MBIA), Callable 05/01/00 @ 100
   7.250%, 05/01/10................         500         551
 State, Higher Education Authority,
   Susquehanna University Project,
   RB, (AMBAC), Callable 03/01/98 @
   101
                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
   6.900%, 03/01/02................         750         793
 State, Higher Education Authority,
   Thomas Jefferson University
   Project, RB, Prerefunded @ 102
   7.550%, 11/01/00 (A)............         500         580


    The accompanying notes are an integral part of the financial statements.

                                       34

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------


       STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       PENNSYLVANIA MUNICIPAL
       BOND FUND (CONTINUED)



                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------




                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
Pennsylvania, continued:
 State, Housing Finance Agency,
   Rental Housing Projects, Series
   C, RB, Callable 07/01/04 @ 100
   6.400%, 07/01/12................   $     500   $     502
 State, Industrial Development
   Authority, Economic Development,
   RB, (AMBAC)
   5.800%, 07/01/09................         700         716
 State, Intergovernmental
   Cooperation Authority, City of
   Philadelphia Funding Program,
   RB, (MBIA)
   5.600%, 06/15/15................         500         483
 State, Public School Authority,
   Midvalley School District
   Project, Series D, RB, (FGIC),
   Callable 07/01/02 @ 102
   6.250%, 01/01/07................         500         531
 State, Turnpike Commission, Oil
   Franchise Tax Project, Series A,
   RB, (AMBAC)
   5.875%, 12/01/08................         500         509
 State, Turnpike Commission, Series
   P, RB, (AMBAC)
   6.000%, 12/01/09................         500         518
 West Chester, School District, GO,
   (STAID)
   6.200%, 09/01/14................       1,000       1,016
                                       SHARES/     MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 West View, Municipal Authority, GO
   Escrowed to Maturity
   9.000%, 05/15/99................         400         464
                                                  ---------
                                                     16,639
                                                  ---------
 Total Municipal Bonds
   (Cost $16,712,585)..............                  16,639
                                                  ---------
SHORT TERM INVESTMENTS (1.9%)
 SEI Institutional Tax-Free
   Portfolio.......................         319         319
                                                  ---------
 Total Short Term Investments (Cost
   $319,000).......................                     319
                                                  ---------
 Total Investments (98.2%)
   (Cost $17,031,585)..............                  16,958
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.8%)
Other Assets and Liabilities,
 Net...............................                     311
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 1,752,088 outstanding
   shares of beneficial interest...               $  17,816
 Accumulated net realized loss on
   investments.....................                    (474)
 Net unrealized depreciation on
   investments.....................                     (73)
                                                  ---------
 Total Net Assets: (100.0%)........               $  17,269
                                                  ---------
                                                  ---------
 Net Asset Value and Redemption
   Price Per Share.................               $    9.86
                                                  ---------
                                                  ---------
 Maximum Public Offering Price Per
   Share ($9.86/96.00%)............               $   10.27
                                                  ---------
                                                  ---------


------------------
(A) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

    The accompanying notes are an integral part of the financial statements.

                                       34

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       PENNSYLVANIA MUNICIPAL
       BOND FUND (CONTINUED)

GO--General Obligation
RB--Revenue Bond
The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Association
STAID--State Aid Withholding
INTERNATIONAL EQUITY FUND



FOREIGN COMMON STOCKS (93.5%)
Argentina (0.5%)
 YPF Sociedad Anonima ADR..........      14,000   $     247
                                                  ---------
Australia (3.1%)
 Broken Hill Proprietary...........      51,221         743
 MIM Holdings......................     204,000         291
 News Corporation..................      72,294         415
                                                  ---------
                                                      1,449
                                                  ---------
Chile (0.7%)
 Five Arrow Chile Fund PC..........     100,000         293
 Five Arrow Chile Fund Warrants,
   Expire 05/31/99*................      20,000          12
                                                  ---------
                                                        305
                                                  ---------


    The accompanying notes are an integral part of the financial statements.

                                       35

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
FOREIGN COMMON STOCKS, CONTINUED:
Denmark (1.0%)
 Tele Danmark A/S 'B'...............       8,779   $     461
                                                   ---------
France (8.1%)
 AXA SA.............................       9,229         511
 Carrefour..........................         930         519
 Eaux Generale......................       5,122         542
 Groupe Danone......................       2,856         469
 L'Oreal............................         352          89
 Lafarge-Coppee.....................       6,920         517
 Societe Generale...................       5,305         555
 Societe Nationale Elf Aquitaine....       6,979         511
                                                   ---------
                                                       3,713
                                                   ---------
Germany (4.0%)
 Bayer AG...........................       1,989         514
 Commerzbank AG.....................       2,015         456
 Karstadt AG........................         851         379
 Lufthansa AG.......................       3,341         492
                                                   ---------
                                                       1,841
                                                   ---------
Hong Kong (2.7%)
 Hong Kong Telecommunications.......     328,800         595
 Swire Pacific 'A'..................      88,000         659
                                                   ---------
                                                       1,254
                                                   ---------
India (0.8%)
 Hindalco Industries GDR*...........      10,000         350
                                                   ---------
Indonesia (1.4%)
 Gadjah Tungal......................     887,000         646
                                                   ---------
Italy (1.1%)
 Assicurazioni Generali SPA.........      20,782         500
                                                   ---------
Japan (30.2%)
 Aoyama Trading.....................       8,300         221
 CSK................................      27,000         807
 Denny's Japan......................       8,000         221
 East Japan Railway.................         273       1,299
 Fuji Bank..........................       1,000          21
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Joshin Denki.......................      16,000         205
 KAO................................      33,000         382
 Mitsubishi Materials...............     146,000         726
 Mitsui Marine & Fire Insurance.....      91,000         610
 Mitsui O.S.K. Lines*...............     233,000         737
 Nippon Telegraph & Telephone.......         160       1,447
 Nippon Television Network..........       1,660         391
 Nomura Securities..................      35,000         688
 Pioneer Electronics................      70,000   $   1,340
 Sumitomo Metal Industries..........     242,000         676
 Sumitomo Sitix.....................      20,000         303
 Sumitomo Trust & Banking...........      53,000         721
 Tokyo Steel Manufacturing..........      11,000         212
 Toshiba Corporation................     205,000       1,481
 Toyo Ink Manufacturing.............      35,000         198
 Yamaha Corporation.................      97,000       1,290
                                                   ---------
                                                      13,976
                                                   ---------
Malaysia (1.6%)
 Malayan Banking....................      43,500         357
 Perusahaan Otomobil................      96,000         368
                                                   ---------
                                                         725
                                                   ---------
Mexico (0.7%)
 Grupo Carso SA ADR*................      25,000         309
                                                   ---------
Netherlands (3.4%)
 Akzo Nobel.........................       3,989         471
 Elsevier NV........................      41,997         531
 International Nederlanden Group....       9,918         551
                                                   ---------
                                                       1,553
                                                   ---------
Norway (1.9%)
 Kvaerner AS Series B...............      10,649         395
 Norsk Hydro........................      11,415         484
                                                   ---------
                                                         879
                                                   ---------
Singapore (2.9%)
 Jurong Shipyard....................     104,000         725
 United Overseas Bank...............      68,930         597
                                                   ---------


                                   Continued

                                       35



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
                                                       1,322
                                                   ---------
South Korea (1.0%)
 Samsung Electronics GDR*...........          86           5
 Samsung Electronics New GDR*.......       7,000         441
                                                   ---------
                                                         446
                                                   ---------
Spain (1.9%)
 Banco de Santander.................      12,168         498
 Uralita*...........................      33,946         376
                                                   ---------
                                                         874
                                                   ---------
Sweden (2.3%)
 Ericsson...........................      27,333         585
                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
 Stora Kopparberg 'B'...............      37,639         470
                                                   ---------
                                                       1,055
                                                   ---------


                                   Continued

                                       36




       SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       INTERNATIONAL EQUITY FUND (CONTINUED)



                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
FOREIGN COMMON STOCKS, CONCLUDED:
Switzerland (4.8%)
 BBC Brown Boveri AG................         509   $     537
 Nestle SA..........................         553         560
 Roche Holding AG...................          79         529
 Zurich Versicherung................       2,300         588
                                                   ---------
                                                       2,214
                                                   ---------
Taiwan (0.3%)
 Hocheng GDR........................      18,750         145
                                                   ---------
Thailand (1.8%)
 Siam Cement........................       6,000         409
 Siam Commercial Bank...............      41,000         443
                                                   ---------
                                                         852
                                                   ---------
United Kingdom (17.3%)
 B.A.T. Industries..................      87,545         685
 British Petroleum..................      85,000         638
 BTR................................     141,830         750
 BTR Warrants, Expire 11/26/98*.....       1,146           1
 Caradon............................     125,000         477
 Delta Group........................      49,000         364
 Farnell Electronic.................      51,000         530
 FKI................................     190,000         528
 Granada Group......................      69,000         666
 Reuters Holdings...................      82,000         712
 Royal Bank of Scotland Group.......      80,000         576
 Tesco..............................     150,000         760
 Unilever...........................      33,000         622
 WPP Group..........................     270,000         687
                                                   ---------
                                                       7,996
                                                   ---------
 Total Foreign Common Stocks
   (Cost $39,304,897)...............                  43,112
                                                   ---------
                                        SHARES/
                                         FACE       MARKET
                                        AMOUNT       VALUE
                                       (000)(1)      (000)
                                      -----------  ---------
CONVERTIBLE PREFERRED STOCK (0.0%)
Netherlands (0.0%)
 ABN-Amro Holdings..................         349   $      13
                                                   ---------
 Total Convertible Preferred Stock
   (Cost $11,554)...................                      13
                                                   ---------
FOREIGN BONDS (1.0%)
India (0.4%)
 Gujarat Ambuja Cementos
   3.500%, 06/30/99.................   $     150         207
                                                   ---------
Taiwan (0.6%)
 Tecom Electronics & Machinery
   2.750%, 04/15/04.................   $     310         248
                                                   ---------
 Total Foreign Bonds
   (Cost $492,700)..................                     455
                                                   ---------
 Total Investments (94.5% of Net
   Assets)
   (Cost $39,809,151)...............               $  43,580
                                                   ---------
                                                   ---------


------------------
*Non-income producing security
ADR--American Depository Receipts
GDR--Global Depository Receipts
PC--Participating Certificates
(1) In local currency unless otherwise indicated

    The accompanying notes are an integral part of the financial statements.

                                       36

       SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)
                                        SHARES/
                                         FACE       MARKET
                                        AMOUNT       VALUE
                                       (000)(1)      (000)
                                      -----------  ---------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

         INTERNATIONAL FIXED INCOME FUND

                                        SHARES/
                                         FACE       MARKET
                                        AMOUNT       VALUE
                                       (000)(1)      (000)
                                      -----------  ---------



                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
FOREIGN BONDS (87.3%)
Austria (3.3%)
 Austria Republic
   6.250%, 10/16/03................  JY 120,000  $   1,484
                                                -----------
Canada (3.9%)
 Canadian Government
   8.500%, 04/01/02................      2,300       1,778
                                                -----------
Denmark (7.5%)
 Kingdom of Denmark
   9.000%, 11/15/00................     11,000       2,072
   7.000%, 12/15/04................      8,000       1,314
                                                -----------
                                                     3,386
                                                -----------
France (9.3%)
 Credit Foncier
   5.500%, 11/15/99................      6,000       1,134
 Government of France
   7.000%, 11/12/99................     12,000       2,420
   8.500%, 04/25/03................      3,000         642
                                                -----------
                                                     4,196
                                                -----------
Germany (29.8%)
 African Development Bank
   7.250%, 10/21/99................      2,000       1,431
 Deutsche Ausgleichsbank
   6.500%, 09/25/00................      2,000       1,384
 Deutschland Republic
   8.250%, 09/20/01................        750         561
   6.250%, 01/04/24................      1,600         944
 German Unity Fund
   8.000%, 01/21/02................      1,400       1,033
 KFW International Finance
   7.250%, 12/03/97................      3,000       2,138
                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
 LKB Baden Wurt
   6.000%, 05/10/99................      3,000       2,080
 Norddeutsche Landesbank
   6.000%, 01/05/04................      3,000       1,920
 Westdeutsche Landesbank
   6.250%, 09/15/03................      3,000       1,980
                                                -----------
                                                    13,471
                                                -----------
Japan (13.8%)
 Interamerican Development Bank
   6.000%, 10/30/01................    180,000   $   2,152
 Japanese Development Bank
   6.500%, 09/20/01................    170,000       2,083
 World Bank
   4.500%, 03/20/03................    180,000       2,004
                                                -----------
                                                     6,239
                                                -----------
New Zealand (2.9%)
 Government of New Zealand
   6.500%, 02/15/00................      1,050         642
   8.000%, 04/15/04................      1,050         686
                                                -----------
                                                     1,328
                                                -----------
Sweden (4.3%)
 Kingdom of Sweden
   13.000%, 06/15/01...............     12,500       1,929
                                                -----------
United Kingdom (8.0%)
 Abbey National Treasury
   8.000%, 04/02/03................        600         907
 National Power
   10.625%, 03/26/01...............        600       1,025
 United Kingdom Treasury
   9.500%, 04/18/05................      1,000       1,690


    The accompanying notes are an integral part of the financial statements.

                                       37



                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
                                                -----------
                                                     3,622
                                                -----------
United States (4.5%)
 Federal National Mortgage
   Association
   6.000%, 08/23/00................      3,000       2,043
                                                -----------
 Total Foreign Bonds
   (Cost $37,811,504)..............                 39,476
                                                -----------
TIME DEPOSIT (3.2%)
Italy (3.2%)
 Bank of Scotland
                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
   9.813%, 09/06/95................  2,360,717       1,453
                                                -----------
 Total Time Deposit
   (Cost $1,451,320)...............                  1,453
                                                -----------
 Total Investments (90.5% of Net
   Assets)
   (Cost $39,262,824)..............              $  40,929
                                                -----------
                                                -----------


------------------
JY Japanese Yen
(1) In local currency unless otherwise indicated

    The accompanying notes are an integral part of the financial statements.

                                       38

       SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)



                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------


                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

         INTERNATIONAL FIXED INCOME FUND



                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------




                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
FOREIGN BONDS (87.3%)
Austria (3.3%)
 Austria Republic
   6.250%, 10/16/03................  JY 120,000  $   1,484
                                                -----------
Canada (3.9%)
 Canadian Government
   8.500%, 04/01/02................      2,300       1,778
                                                -----------
Denmark (7.5%)
 Kingdom of Denmark
   9.000%, 11/15/00................     11,000       2,072
   7.000%, 12/15/04................      8,000       1,314
                                                -----------
                                                     3,386
                                                -----------
France (9.3%)
 Credit Foncier
   5.500%, 11/15/99................      6,000       1,134
 Government of France
   7.000%, 11/12/99................     12,000       2,420
   8.500%, 04/25/03................      3,000         642
                                                -----------
                                                     4,196
                                                -----------
Germany (29.8%)
 African Development Bank
   7.250%, 10/21/99................      2,000       1,431
 Deutsche Ausgleichsbank
   6.500%, 09/25/00................      2,000       1,384
 Deutschland Republic
   8.250%, 09/20/01................        750         561
   6.250%, 01/04/24................      1,600         944
 German Unity Fund
   8.000%, 01/21/02................      1,400       1,033
 KFW International Finance
   7.250%, 12/03/97................      3,000       2,138
 LKB Baden Wurt
   6.000%, 05/10/99................      3,000       2,080
                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
 Norddeutsche Landesbank
   6.000%, 01/05/04................      3,000       1,920
 Westdeutsche Landesbank
   6.250%, 09/15/03................      3,000       1,980
                                                -----------
                                                    13,471
                                                -----------
Japan (13.8%)
 Interamerican Development Bank
   6.000%, 10/30/01................    180,000   $   2,152
 Japanese Development Bank
   6.500%, 09/20/01................    170,000       2,083
 World Bank
   4.500%, 03/20/03................    180,000       2,004
                                                -----------
                                                     6,239
                                                -----------
New Zealand (2.9%)
 Government of New Zealand
   6.500%, 02/15/00................      1,050         642
   8.000%, 04/15/04................      1,050         686
                                                -----------
                                                     1,328
                                                -----------
Sweden (4.3%)
 Kingdom of Sweden
   13.000%, 06/15/01...............     12,500       1,929
                                                -----------
United Kingdom (8.0%)
 Abbey National Treasury
   8.000%, 04/02/03................        600         907
 National Power
   10.625%, 03/26/01...............        600       1,025
 United Kingdom Treasury
   9.500%, 04/18/05................      1,000       1,690
                                                -----------
                                                     3,622
                                                -----------
United States (4.5%)


    The accompanying notes are an integral part of the financial statements.

                                       37



                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
 Federal National Mortgage
   Association
   6.000%, 08/23/00................      3,000       2,043
                                                -----------
 Total Foreign Bonds
   (Cost $37,811,504)..............                 39,476
                                                -----------
TIME DEPOSIT (3.2%)
Italy (3.2%)
 Bank of Scotland
   9.813%, 09/06/95................  2,360,717       1,453
                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
                                                -----------
 Total Time Deposit
   (Cost $1,451,320)...............                  1,453
                                                -----------
 Total Investments (90.5% of Net
   Assets)
   (Cost $39,262,824)..............              $  40,929
                                                -----------
                                                -----------


------------------
JY Japanese Yen
(1) In local currency unless otherwise indicated

    The accompanying notes are an integral part of the financial statements.

                                       38



       STATEMENT OF ASSETS AND LIABILITIES
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       INTERNATIONAL EQUITY FUND



                                                                                                         (000)
                                                                                                       ---------
ASSETS:
     Investment Securities (Cost $39,809,151)........................................................  $  43,580
     Cash............................................................................................      2,418
     Receivable -- Portfolio Securities Sold.........................................................        827
     Other Assets....................................................................................        674
                                                                                                       ---------
       Total Assets..................................................................................     47,499
                                                                                                       ---------

LIABILITIES:
     Payable -- Portfolio Securities Purchased.......................................................      1,291
     Other Liabilities...............................................................................        104
                                                                                                       ---------
       Total Liabilities.............................................................................      1,395
                                                                                                       ---------

NET ASSETS:
     Portfolio shares (unlimited authorization -- no par value) based on 3,429,072 outstanding shares
      of beneficial interest.........................................................................     40,943
     Accumulated net realized gain on investments....................................................      1,230
     Accumulated net realized loss on foreign currency transactions..................................       (508)
     Net unrealized appreciation on forward foreign currency contracts, foreign currency and
      translation of other assets and liabilities in foreign currency................................        413
     Net unrealized appreciation on investments......................................................      3,749*
     Undistributed net investment income.............................................................        277
                                                                                                       ---------
       Total Net Assets..............................................................................  $  46,104
                                                                                                       ---------
                                                                                                       ---------

Net Asset Value and Redemption Price Per Share.......................................................  $   13.44
                                                                                                       ---------
                                                                                                       ---------

Maximum Public Offering Price Per Share ($13.44/95.50%)..............................................  $   14.07
                                                                                                       ---------
                                                                                                       ---------

         ---------------------------
         * Net of $22,000 accrued foreign withholding taxes.

    The accompanying notes are an integral part of the financial statements.

                                       38

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                       THE COMPASS CAPITAL GROUP
       -------------------------------------------------------------------------

                INTERNATIONAL FIXED INCOME FUND


                                                                                                           (000)
                                                                                                         ---------

ASSETS:
     Investment Securities (Cost $39,262,824)..........................................................  $  40,929
     Cash..............................................................................................      1,460
     Receivable--Accrued Income........................................................................      1,686
     Receivable--Portfolio Securities Sold.............................................................      1,888
     Unrealized Gain on Forward Foreign Currency Contracts.............................................      1,373
     Other Assets......................................................................................          8
                                                                                                         ---------
          Total Assets.................................................................................     47,344
                                                                                                         ---------

LIABILITIES:
     Payable--Portfolio Securities Purchased...........................................................      2,043
     Other Liabilities.................................................................................         59
                                                                                                         ---------
          Total Liabilities............................................................................      2,102
                                                                                                         ---------

NET ASSETS:
     Portfolio shares (unlimited authorization--no par value) based on 3,962,011 outstanding shares of
      beneficial interest..............................................................................     40,912
     Accumulated net realized loss on investments......................................................       (132)
     Accumulated net realized loss on foreign currency transactions....................................       (203)
     Net unrealized appreciation on forward foreign currency contracts, foreign currency and
      translation of other assets and liabilities in foreign currency..................................      1,320
     Net unrealized appreciation on investments........................................................      1,666
     Undistributed net investment income...............................................................      1,679
                                                                                                         ---------
          Total Net Assets.............................................................................  $  45,242
                                                                                                         ---------
                                                                                                         ---------

Net Asset Value and Redemption Price Per Share.........................................................  $   11.42
                                                                                                         ---------
                                                                                                         ---------

Maximum Public Offering Price Per Share ($11.42/96.00%)................................................  $   11.90
                                                                                                         ---------
                                                                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                                       39

       STATEMENT OF OPERATIONS (000)
       -------------------------------------------------------------------------
       For the Six-Month Period Ended August 31, 1995 (Unaudited)

                                                      CASH         U.S.                       NEW JERSEY      PENNSYLVANIA
                                                     RESERVE     TREASURY      MUNICIPAL    MUNICIPAL MONEY  MUNICIPAL MONEY
                                                      FUND         FUND       MONEY FUND         FUND             FUND
                                                   -----------  -----------  -------------  ---------------  ---------------
Investment income:
    Interest income..............................   $  14,409    $  11,845     $     797       $     893        $     900
    Dividend income..............................          --           --            --              --               --
    Less: foreign taxes withheld.................          --           --            --              --               --
                                                   -----------  -----------        -----           -----            -----
        Total investment income..................      14,409       11,845           797             893              900
                                                   -----------  -----------        -----           -----            -----

Expenses:
    Administration fees..........................         422          356            35              40               40
    Investment advisory fees.....................         820          692            78              90               89
    Custodian/Transfer agent fees................          32           34            14              12               12
    Pricing fees.................................           3            2             1               1                1
    Professional fees............................          33           27             4               3                3
    Registration fees............................          10            9             1               1                1
    Trustee fees.................................           9            8             1               1                1
    Printing expenses............................          16           14             2               2                2
    Amortization of deferred organizational
      costs......................................          --           --            --               3                2
    Insurance and other fees.....................           8           21             1              --                1
                                                   -----------  -----------        -----           -----            -----
        Total expenses...........................       1,353        1,163           137             153              152
                                                   -----------  -----------        -----           -----            -----
Net investment income............................      13,056       10,682           660             740              748
                                                   -----------  -----------        -----           -----            -----
Net realized gain (loss) on securities sold......          62           --            15              --                2
Net realized loss on forward foreign currency
  contracts and foreign currency transactions....          --           --            --              --               --
Change in unrealized appreciation on forward
  foreign currency contracts, foreign currency
  and translation of other assets and liabilities
  in foreign currency............................          --           --            --              --               --
Change in unrealized appreciation on
  investment securities..........................          --           --            --              --               --
                                                   -----------  -----------        -----           -----            -----
Net realized and unrealized gain on
  investments....................................          62           --            15              --                2
                                                   -----------  -----------        -----           -----            -----
Increase in net assets resulting
  from operations................................   $  13,118    $  10,682     $     675       $     740        $     750
                                                   -----------  -----------        -----           -----            -----
                                                   -----------  -----------        -----           -----            -----

                                                    EQUITY
                                                     FUND
                                                   ---------
Investment income:
    Interest income..............................  $     522
    Dividend income..............................      4,246
    Less: foreign taxes withheld.................         --
                                                   ---------
        Total investment income..................      4,768
                                                   ---------
Expenses:
    Administration fees..........................        286
    Investment advisory fees.....................      1,113
    Custodian/Transfer agent fees................         53
    Pricing fees.................................          9
    Professional fees............................         22
    Registration fees............................          8
    Trustee fees.................................          6
    Printing expenses............................         11
    Amortization of deferred organizational
      costs......................................         --
    Insurance and other fees.....................          7
                                                   ---------
        Total expenses...........................      1,515
                                                   ---------
Net investment income............................      3,253
                                                   ---------
Net realized gain (loss) on securities sold......     14,167
Net realized loss on forward foreign currency
  contracts and foreign currency transactions....         --
Change in unrealized appreciation on forward
  foreign currency contracts, foreign currency
  and translation of other assets and liabilities
  in foreign currency............................         --
Change in unrealized appreciation on
  investment securities..........................     39,473
                                                   ---------
Net realized and unrealized gain on
  investments....................................     53,640
                                                   ---------
Increase in net assets resulting
  from operations................................  $  56,893
                                                   ---------
                                                   ---------

                                                    INCOME


       -------------------------
       * Net of $22,000 change in accrued foreign withholding taxes.

    The accompanying notes are an integral part of the financial statements.

                                       40

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                                                            NEW JERSEY
                           SMALL                      SHORT/         FIXED                   MUNICIPAL      PENNSYLVANIA
                          COMPANY     BALANCED     INTERMEDIATE     INCOME     MUNICIPAL       BOND        MUNICIPAL BOND
           GROWTH FUND     FUND         FUND           FUND          FUND      BOND FUND       FUND             FUND
           -----------  -----------  -----------  ---------------  ---------  -----------  -------------  -----------------
            $     155    $      32    $     498      $   6,884     $   8,764   $     789     $   2,633        $     476
                1,217          189          252             --            --          --            --               --
                   --           --           --             --            --          --            --               --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                1,372          221          750          6,884         8,764         789         2,633              476
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----

                  135           22           26            181           226          26            88               16
                  526          112          102            603           751          87           293               52
                   26           18           20             25            26          13            22               12
                    3            1            1              8            12           2             7                1
                   11            2            2             16            20           3             8                1
                    3            1            1              6             6           1             3                1
                    4            1            1              4             5           1             2               --
                    5            1            1              9            10           1             4                1
                   --            2           --             --            --          --             2                3
                    2           --           --              2            --          --            --               --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                  715          160          154            854         1,056         134           429               87
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                  657           61          596          6,030         7,708         655         2,204              389
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                4,805        1,713          293           (483)         (848)        176           155               24
                   --           --           --             --            --          --            --               --
                   --           --           --             --            --          --            --               --
               15,656        2,038        1,820          3,928        11,715         591         2,357              430
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
               20,461        3,751        2,113          3,445        10,867         767         2,512              454
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
            $  21,118    $   3,812    $   2,709      $   9,475     $  18,575   $   1,422     $   4,716        $     843
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----

            INTERNATIONAL    INTERNATIONAL
               EQUITY        FIXED INCOME
                FUND             FUND
           ---------------  ---------------
              $      54        $   1,626
                    561               --
                    (51)              --
                 ------           ------
                    564            1,626
                 ------           ------
                     41               47
                    178              182
                     54               49
                     (1)              (5)
                      6                4
                      1                1
                      1                1
                      2               --
                      2                3
                      3               (6)
                 ------           ------
                    287              276
                 ------           ------
                    277            1,350
                 ------           ------
                  1,230              695
                   (440)            (203)
                    495            1,937
                  3,156*             257
                 ------           ------
                  4,441            2,686
                 ------           ------
              $   4,718        $   4,036
                 ------           ------
                 ------           ------


                                       41

       STATEMENT OF CHANGES IN NET ASSETS (000)
       -------------------------------------------------------------------------
       For the Six Month Period Ended August 31, 1995 (Unaudited) and the Year Ended February 28, 1995



                                                                 CASH RESERVE FUND         U.S. TREASURY FUND
                                                              ------------------------  ------------------------
                                                               03/01/95     03/01/94     03/01/95     03/01/94
                                                              TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95
                                                              -----------  -----------  -----------  -----------
INVESTMENT OPERATIONS:
     Net investment income..................................   $  13,056    $  17,854    $  10,682    $  14,172
     Net realized gain (loss) on securities sold............          62       (1,037)          --            2
                                                              -----------  -----------  -----------  -----------
       Increase in net assets resulting from investment
          operations........................................      13,118       16,817       10,682       14,174
                                                              -----------  -----------  -----------  -----------

DISTRIBUTIONS:
     Net investment income..................................     (13,054)     (17,854)     (10,682)     (14,172)
                                                              -----------  -----------  -----------  -----------
       Total distributions..................................     (13,054)     (17,854)     (10,682)     (14,172)
                                                              -----------  -----------  -----------  -----------

SHARE TRANSACTIONS:
     Proceeds from shares issued............................     470,044      749,041      693,307      904,680
     Reinvestment of cash distributions.....................         440          440          192          203
     Cost of shares redeemed................................    (425,845)    (742,657)    (498,300)    (916,643)
                                                              -----------  -----------  -----------  -----------
       Increase (decrease) in net assets from capital share
          transactions......................................      44,639        6,824      195,199      (11,762)
                                                              -----------  -----------  -----------  -----------
       Contribution of capital from affiliate...............          --          887           --           --
                                                              -----------  -----------  -----------  -----------
       Total increase (decrease) in net assets..............      44,703        6,674      195,199      (11,760)
                                                              -----------  -----------  -----------  -----------

NET ASSETS:
     Beginning of period....................................     435,323      428,649      365,516      377,276
                                                              -----------  -----------  -----------  -----------
     End of period..........................................   $ 480,026    $ 435,323    $ 560,715    $ 365,516
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                            NEW JERSEY               PENNSYLVANIA
               MUNICIPAL MONEY           MUNICIPAL MONEY           MUNICIPAL MONEY
                     FUND                      FUND                      FUND
           ------------------------  ------------------------  ------------------------
            03/01/95     03/01/94     03/01/95     03/01/94     03/01/95     03/01/94
           TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95
           -----------  -----------  -----------  -----------  -----------  -----------
            $     660    $   1,137    $     740    $     975    $     748    $   1,056
                   15          (15)          --           (7)           2           (2)
           -----------  -----------  -----------  -----------  -----------  -----------
                  675        1,122          740          968          750        1,054
           -----------  -----------  -----------  -----------  -----------  -----------

                 (659)      (1,137)        (740)        (975)        (748)      (1,056)
           -----------  -----------  -----------  -----------  -----------  -----------
                 (659)      (1,137)        (740)        (975)        (748)      (1,056)
           -----------  -----------  -----------  -----------  -----------  -----------

               39,984      117,594       43,883       70,309       64,397       94,308
                    6           10           64           64           23           17
              (50,195)    (119,744)     (37,929)     (66,164)     (58,335)     (85,499)
           -----------  -----------  -----------  -----------  -----------  -----------
              (10,205)      (2,140)       6,018        4,209        6,085        8,826
           -----------  -----------  -----------  -----------  -----------  -----------
                   --           --           --           --           --           --
           -----------  -----------  -----------  -----------  -----------  -----------
              (10,189)      (2,155)       6,018        4,202        6,087        8,824
           -----------  -----------  -----------  -----------  -----------  -----------

               45,252       47,407       43,610       39,408       35,478       26,654
           -----------  -----------  -----------  -----------  -----------  -----------
            $  35,063    $  45,252    $  49,628    $  43,610    $  41,565    $  35,478
           -----------  -----------  -----------  -----------  -----------  -----------
           -----------  -----------  -----------  -----------  -----------  -----------

                                       43

       STATEMENT OF CHANGES IN NET ASSETS (000)
       -------------------------------------------------------------------------
       For the Six-Month Period Ended August 31, 1995 (Unaudited) and the Year Ended February 28, 1995

                                                                                              SMALL
                                      EQUITY INCOME                 GROWTH                   COMPANY            BALANCED
                                           FUND                      FUND                    FUND(1)              FUND
                                 ------------------------  ------------------------  ------------------------  -----------
                                  03/01/95     03/01/94     03/01/95     03/01/94     03/01/95     03/01/94     03/01/95
                                 TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95  TO 08/31/95
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT ACTIVITIES:
 Net investment income.........   $   3,253    $   6,980    $     657    $     736    $      61    $     208    $     596
 Net realized gain (loss) on
   securities sold.............      14,167       (2,336)       4,805        1,391        1,713          970          293
 Change in unrealized
   appreciation (depreciation)
   on investment securities....      39,473        5,135       15,656        1,259        2,038       (2,226)       1,820
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Increase (decrease) in net
     assets from operations....      56,893        9,779       21,118        3,386        3,812       (1,048)       2,709
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------

DISTRIBUTIONS:
 Net investment income.........      (3,264)      (6,918)        (637)        (789)         (92)        (210)        (581)
 Net realized gains............          --      (23,258)          --       (3,216)          --       (1,457)          --
 In excess of net realized
   gains.......................          --           --           --           --           --           --           --
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Total distributions.........      (3,264)     (30,176)        (637)      (4,005)         (92)      (1,667)        (581)
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------

SHARE TRANSACTIONS:
 Proceeds from shares issued...      20,653       64,959        7,522       35,581        3,052       27,932        7,630
 Reinvestment of cash
   distributions...............       1,422       24,070          274        3,390           31        1,390          196
 Cost of shares redeemed.......     (21,909)     (61,887)      (9,070)     (49,615)      (6,821)     (22,494)      (1,980)
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Increase (decrease) in net
     assets from share
     transactions..............         166       27,142       (1,274)     (10,644)      (3,738)       6,828        5,846
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Total increase (decrease) in
     net assets................      53,795        6,745       19,207      (11,263)         (18)       4,113        7,974
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS:
 Beginning of period...........     288,889      282,144      139,339      150,602       26,393       22,280       23,933
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
 End of period.................   $ 342,684    $ 288,889    $ 158,546    $ 139,339    $  26,375    $  26,393    $  31,907
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------

   SHARES ISSUED AND REDEEMED:
       Issued..................       1,600        5,236          614        3,258          250        2,413          713
       Issued in lieu of cash
         distributions.........         109        2,089           23          324            3          129           18
       Redeemed................      (1,690)      (5,163)        (746)      (4,518)        (599)      (1,950)        (181)
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
       Net shares issued
         (redeemed)............          19        2,162         (109)        (936)        (346)         592          550
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                 -----------  -----------  -----------  -----------  -----------  -----------  -----------

                                 07/01/94(2)
                                 TO 02/28/95
                                 -----------
INVESTMENT ACTIVITIES:
 Net investment income.........   $     426
 Net realized gain (loss) on
   securities sold.............         144
 Change in unrealized
   appreciation (depreciation)
   on investment securities....         587
                                 -----------
   Increase (decrease) in net
     assets from operations....       1,157
                                 -----------
DISTRIBUTIONS:
 Net investment income.........        (426)
 Net realized gains............         (14)
 In excess of net realized
   gains.......................          --
                                 -----------
   Total distributions.........        (440)
                                 -----------
SHARE TRANSACTIONS:
 Proceeds from shares issued...      23,513
 Reinvestment of cash
   distributions...............         103
 Cost of shares redeemed.......        (400)
                                 -----------
   Increase (decrease) in net
     assets from share
     transactions..............      23,216
                                 -----------
   Total increase (decrease) in
     net assets................      23,933
                                 -----------
NET ASSETS:
 Beginning of period...........          --
                                 -----------
 End of period.................   $  23,933
                                 -----------
                                 -----------
   SHARES ISSUED AND REDEEMED:
       Issued..................       2,353
       Issued in lieu of cash
         distributions.........          10
       Redeemed................         (40)
                                 -----------
       Net shares issued
         (redeemed)............       2,323
                                 -----------
                                 -----------




       -------------------------
       (1) Formerly the Small Cap Value Fund
       (2) Commenced operations on July 1, 1994

    The accompanying notes are an integral part of the financial statements.

                                       44

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


                                                                                                                   PENNSYLVANIA
                                                                                           NEW JERSEY MUNICIPAL     MUNICIPAL
              SHORT/INTERMEDIATE           FIXED INCOME             MUNICIPAL BOND                 BOND               BOND
                     FUND                      FUND                      FUND                      FUND               FUND
           ------------------------  ------------------------  ------------------------  ------------------------  -----------
            03/01/95     03/01/94     03/01/95     03/01/94     03/01/95     03/01/94     03/01/95     03/01/94     03/01/95
           TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95  TO 08/31/95
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
            $   6,030    $  12,078    $   7,708    $  15,141    $     655    $   1,562    $   2,204    $   4,781    $     389
                 (483)      (3,296)        (848)      (3,223)         176       (1,090)         155         (431)          24
                3,928       (4,916)      11,715      (11,359)         591         (353)       2,357       (3,631)         430
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
                9,475        3,866       18,575          559        1,422          119        4,716          719          843
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

               (6,006)     (12,044)      (7,651)     (15,108)        (651)      (1,558)      (2,190)      (4,773)        (385)
                   --         (470)          --         (968)          --         (376)          --          (73)          --
                   --           --           --           --           --           --           --           --           --
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
               (6,006)     (12,514)      (7,651)     (16,076)        (651)      (1,934)      (2,190)      (4,846)        (385)
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

                9,601       34,390        6,421       31,547        2,442        8,262        6,510       21,923        1,580
                2,773        6,046        2,071        4,989           81          475          818        1,934           49
              (23,798)     (98,249)     (14,174)     (49,290)      (3,307)     (13,728)      (8,959)     (34,227)      (1,542)
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
              (11,424)     (57,813)      (5,682)     (12,754)        (784)      (4,991)      (1,631)     (10,370)          87
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
               (7,955)     (66,461)       5,242      (28,271)         (13)      (6,806)         895      (14,497)         545
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

              201,774      268,235      244,138      272,409       28,750       35,556       96,857      111,354       16,724
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
            $ 193,819    $ 201,774    $ 249,380    $ 244,138    $  28,737    $  28,750    $  97,752    $  96,857    $  17,269
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

                  935        3,361          619        3,114          233          808          585        2,019          162
                  271          597          200          499            8           48           74          180            5
               (2,312)      (9,629)      (1,365)      (4,890)        (317)      (1,355)        (807)      (3,191)        (158)
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
               (1,106)      (5,671)        (546)      (1,277)         (76)        (499)        (148)        (992)           9
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

            03/01/94
           TO 02/28/95
           -----------
            $     878
                 (481)
                 (238)
           -----------
                  159
           -----------
                 (879)
                   --
                   --
           -----------
                 (879)
           -----------
                4,515
                  101
               (7,038)
           -----------
               (2,422)
           -----------
               (3,142)
           -----------
               19,866
           -----------
            $  16,724
           -----------
           -----------
                  473
                   11
                 (753)
           -----------
                 (269)
           -----------
           -----------


                                       45



       STATEMENT OF CHANGES IN NET ASSETS (000)
       -------------------------------------------------------------------------
       For the Six-Month Period Ended August 31, 1995 (Unaudited) and the Year Ended February 28, 1995



                                                                                             INTERNATIONAL
                                                                INTERNATIONAL EQUITY          FIXED INCOME
                                                                        FUND                      FUND
                                                              ------------------------  ------------------------
                                                               03/01/95     03/01/94     03/01/95     03/01/94
                                                              TO 08/31/95  TO 02/28/95  TO 08/31/95  TO 02/28/95
                                                              -----------  -----------  -----------  -----------
INVESTMENT ACTIVITIES:
    Net investment income...................................   $     277    $      24    $   1,350    $   2,695
    Net realized gain (loss) on securities sold.............       1,230        2,720          695         (827)
    Net realized loss on forward foreign currency contracts
      and foreign currency transactions.....................        (440)        (357)        (203)      (2,318)
    Change in unrealized appreciation on forward foreign
      currency contracts, foreign currency, and translation
      of other assets and liabilities in foreign currency...         495          124        1,937           32
    Change in unrealized appreciation (depreciation) on
      investment securities.................................       3,156(1)     (5,307)(2)        257      1,113
                                                              -----------  -----------  -----------  -----------
      Increase (decrease) in net assets from operations.....       4,718       (2,796)       4,036          695
                                                              -----------  -----------  -----------  -----------

DISTRIBUTIONS:
    Net investment income...................................          --           --         (168)        (570)
    Net realized gains......................................          --       (2,565)          --       (1,055)
                                                              -----------  -----------  -----------  -----------
      Total distributions...................................          --       (2,565)        (168)      (1,625)
                                                              -----------  -----------  -----------  -----------

SHARE TRANSACTIONS:
    Proceeds from shares issued.............................      10,032       11,521        2,245        7,438
    Dividends reinvested in lieu of cash distributions......          --        2,543           77        1,240
    Value of shares redeemed................................      (3,583)      (6,989)      (6,605)      (8,979)
                                                              -----------  -----------  -----------  -----------
      Increase (decrease) in net assets from share
         transactions.......................................       6,449        7,075       (4,283)        (301)
                                                              -----------  -----------  -----------  -----------
      Total increase (decrease) in net assets...............      11,167        1,714         (415)      (1,231)
                                                              -----------  -----------  -----------  -----------
NET ASSETS:
    Beginning of period.....................................      34,937       33,223       45,657       46,888
                                                              -----------  -----------  -----------  -----------
    End of period...........................................   $  46,104    $  34,937    $  45,242    $  45,657
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------
    SHARE ISSUED AND REDEEMED:
      Shares issued.........................................         776          837          200          717
      Shares issued in dividend reinvestment................          --          203            7          122
      Shares redeemed.......................................        (278)        (518)        (586)        (861)
                                                              -----------  -----------  -----------  -----------
      Net shares issued (redeemed)..........................         498          522         (379)         (22)
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------

       -------------------------
       (1) Net of $22,000 change in accrued foreign withholding taxes.
       (2) Net of $10,000 change in accrued foreign withholding taxes.

    The accompanying notes are an integral part of the financial statements.

                                       46

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS                   THE COMPASS CAPITAL GROUP
       -------------------------------------------------------------------------
       For the Six-Month Period Ended August 31, 1995 (Unaudited) and the Periods Ended February 28,

       For a Share Outstanding Throughout each Period.


                                                                                                                     RATIO OF
                                                                                 NET                                EXPENSES TO
            NET ASSET                DISTRIBUTIONS                             ASSETS     RATIO OF     RATIO OF     AVERAGE NET
              VALUE         NET        FROM NET      NET ASSET                 END OF    EXPENSES TO  NET INCOME      ASSETS
            BEGINNING   INVESTMENT    INVESTMENT     VALUE END      TOTAL      PERIOD    AVERAGE NET  TO AVERAGE    (EXCLUDING
            OF PERIOD     INCOME        INCOME       OF PERIOD     RETURN       (000)      ASSETS     NET ASSETS     WAIVERS)
           -----------  -----------  -------------  -----------  -----------  ---------  -----------  -----------  -------------
 1995**     $    1.00    $    0.03     $   (0.03)    $    1.00         5.68%* $ 480,026        0.58%*       5.57%*        0.58%*
 1995            1.00         0.04         (0.04)         1.00         4.28     435,323        0.59         4.18          0.59
 1994            1.00         0.03         (0.03)         1.00         2.80     428,649        0.59         2.76          0.59
 1993            1.00         0.03         (0.03)         1.00         3.30     456,652        0.59         3.24          0.59
 1992            1.00         0.05         (0.05)         1.00         5.42     435,591        0.59         5.25          0.59
 1991            1.00         0.08         (0.08)         1.00         7.84     408,815        0.58         7.57          0.59
 1990            1.00         0.09         (0.09)         1.00         8.93     365,174        0.58         8.58          0.60
 1989(1)         1.00         0.08         (0.08)         1.00         7.16*    381,082        0.47         7.49          0.56

           RATIO OF NET
            AVERAGE NET
              ASSETS
            (EXCLUDING
             WAIVERS)
           -------------
             INCOME TO
       -------------------------------
       CASH RESERVE FUND
       -------------------------------
 1994             2.76
 1993             3.24
 1992             5.25
 1991             7.56
 1990             8.56
 1989(1)          7.40


       -------------------------------
       U.S. TREASURY FUND
       -------------------------------

 1995**     $    1.00    $    0.03     $   (0.03)    $    1.00         5.52%* $ 560,715        0.59%*       5.40%*        0.59%*
 1995            1.00         0.04         (0.04)         1.00         4.06     365,516        0.59         3.94          0.59
 1994            1.00         0.03         (0.03)         1.00         2.63     377,276        0.59         2.60          0.59
 1993            1.00         0.03         (0.03)         1.00         3.00     346,388        0.62         3.10          0.62
 1992            1.00         0.05         (0.05)         1.00         5.21     958,671        0.56         4.95          0.56
 1991            1.00         0.07         (0.07)         1.00         7.50     434,436        0.56         7.25          0.57
 1990            1.00         0.08         (0.08)         1.00         8.56     215,195        0.59         8.24          0.61
 1989(2)         1.00         0.07         (0.07)         1.00         6.75*    129,971        0.50*         .14*         0.56*

 1995**           5.40%*

 1995             3.94
 1994             2.60
 1993             3.10
 1992             4.95
 1991             7.24
 1990             8.22
 1989(2)         7.08*


       -----------------------------------
       MUNICIPAL MONEY FUND
       -----------------------------------

 1995**     $    1.00    $    0.02     $   (0.02)    $    1.00         3.42%* $  35,063        0.70%*       3.38%*        0.70%*
 1995            1.00         0.03         (0.03)         1.00         2.55      45,252        0.67         2.53          0.67
 1994            1.00         0.02         (0.02)         1.00         1.98      47,407        0.62         1.94          0.62
 1993            1.00         0.03         (0.03)         1.00         2.48      90,208        0.67         2.45          0.67
 1992            1.00         0.04         (0.04)         1.00         3.95      56,932        0.67         4.05          0.69
 1991            1.00         0.06         (0.06)         1.00         5.67     176,209        0.61         5.54          0.63
 1990            1.00         0.06         (0.06)         1.00         6.17     127,419        0.65         6.00          0.68
 1989(1)         1.00         0.05         (0.05)         1.00         4.35*    123,300        0.57         5.03          0.66

 1995**           3.38%*

 1995             2.53
 1994             1.94
 1993             2.45
 1992             4.03
 1991             5.52
 1990             5.97
 1989(1)          4.94


       ---------------------------------------------------
       NEW JERSEY MUNICIPAL MONEY FUND
       ---------------------------------------------------

 1995**     $    1.00    $    0.02     $   (0.02)    $    1.00         3.36%* $  49,628        0.68%*       3.30%*        0.68%*
 1995            1.00         0.02         (0.02)         1.00         2.46      43,610        0.63         2.46          0.70
 1994            1.00         0.02         (0.02)         1.00         1.79      39,408        0.65         1.77          0.72
 1993            1.00         0.02         (0.02)         1.00         2.19      38,836        0.73         2.17          0.76
 1992(3)         1.00         0.02         (0.02)         1.00         3.53*     35,005       0.47*        3.44*         0.62*

 1995**         3.30%*

 1995             2.39
 1994             1.70
 1993             2.14
 1992(3)         3.29*


       -----------------------------------------------------
       PENNSYLVANIA MUNICIPAL MONEY FUND
       -----------------------------------------------------

 1995**     $    1.00    $    0.02     $   (0.02)    $    1.00         3.42%* $  41,565      0.68%*       3.37%*        0.68%*
 1995            1.00         0.03         (0.03)         1.00         2.71      35,478        0.48         2.68          0.69
 1994            1.00         0.02         (0.02)         1.00         2.25      26,654        0.22         2.35          0.80
 1993            1.00         0.03         (0.03)         1.00         2.49       5,096        0.67         2.53          0.87
 1992(4)         1.00         0.02         (0.02)         1.00         3.72*     22,145       0.58*        3.42*         0.62*

 1995**         3.37%*

 1995             2.47
 1994             1.77
 1993             2.33
 1992(4)         3.38*


                                   Footnotes on page 49 following table

    The accompanying notes are an integral part of the financial statements.

                                       47

       FINANCIAL HIGHLIGHTS
       -------------------------------------------------------------------------
       For the Six Month Period Ended August 31, 1995 (Unaudited) and the Periods Ended February 28,

       For a Share Outstanding Throughout each Period.


                                                                  DISTRIBUTIONS
                                       REALIZED AND   -------------------------------------                               NET
            NET ASSET                   UNREALIZED                               IN EXCESS                              ASSETS
              VALUE          NET         GAINS OR         NET                     OF NET      NET ASSET                 END OF
            BEGINNING    INVESTMENT     (LOSSES) ON   INVESTMENT     CAPITAL     REALIZED     VALUE END      TOTAL      PERIOD
            OF PERIOD      INCOME       INVESTMENTS     INCOME        GAINS        GAINS      OF PERIOD     RETURN       (000)
           -----------  -------------  -------------  -----------  -----------  -----------  -----------  -----------  ---------
-------------------------
EQUITY INCOME FUND
-------------------------
 1995**     $   11.86     $    0.13      $    2.20     $   (0.13)   $      --           --    $   14.06        19.77%  $ 342,684
 1995           12.71          0.30           0.14         (0.30)       (0.99)          --        11.86         3.87     288,889
 1994           11.94          0.38           1.63         (0.39)       (0.85)          --        12.71        16.78     282,144
 1993           11.77          0.39           0.48         (0.39)       (0.31)          --        11.94         7.71     197,039
 1992           11.12          0.45           1.24         (0.46)       (0.58)          --        11.77        16.07     142,052
 1991            9.93          0.45           1.17         (0.43)          --           --        11.12        16.87      82,167
 1990(5)        10.00          0.32          (0.07)        (0.32)          --           --         9.93         7.79*     32,115
----------------
GROWTH FUND
----------------
 1995**     $   11.26     $    0.05      $    1.67     $   (0.05)   $      --    $      --    $   12.93        15.32%  $ 158,546
 1995           11.31          0.06           0.22         (0.06)       (0.27)          --        11.26         2.75     139,339
 1994           11.19          0.05           0.46         (0.05)       (0.30)       (0.04)       11.31         4.74     150,602
 1993           11.36          0.13           0.26         (0.13)       (0.43)          --        11.19         3.49     153,876
 1992           11.72          0.21           1.35         (0.21)       (1.71)          --        11.36        14.93     115,473
 1991           10.28          0.22           1.44         (0.22)          --           --        11.72        16.40     113,335
 1990(5)        10.00          0.23           0.27         (0.22)          --           --        10.28         6.70*     81,998
--------------------------
SMALL COMPANY FUND
--------------------------
 1995**     $   11.01     $    0.03      $    1.85     $   (0.04)   $      --           --    $   12.85        17.16%  $  26,375
 1995           12.33          0.10          (0.70)        (0.10)       (0.62)          --        11.01        (4.70)     26,393
 1994           12.03          0.09           1.57         (0.09)       (1.27)          --        12.33        14.50      22,280
 1993           12.01          0.05           0.10         (0.04)       (0.09)          --        12.03         1.42      19,300
 1992(3)        10.00          0.04           2.01         (0.04)          --           --        12.01        32.73*     16,237
------------------
BALANCED FUND
------------------
 1995**     $   10.30     $    0.21      $    0.81     $   (0.21)          --           --    $   11.11        10.00%  $  31,907
 1995(6)        10.00          0.27           0.30         (0.27)          --           --        10.30         8.94*     23,933
-------------------------------
SHORT/INTERMEDIATE FUND
-------------------------------
 1995**     $   10.12     $    0.31      $    0.17     $   (0.31)   $      --           --    $   10.29         4.82%  $ 193,819
 1995           10.47          0.55          (0.33)        (0.55)       (0.02)          --        10.12         2.27     201,774
 1994           10.67          0.59          (0.14)        (0.59)       (0.06)          --        10.47         3.71     268,235
 1993           10.47          0.67           0.32         (0.67)       (0.12)          --        10.67         9.77     186,031
 1992           10.17          0.70           0.34         (0.70)       (0.04)          --        10.47        10.58     128,225
 1991            9.96          0.75           0.20         (0.74)          --           --        10.17         9.89      77,996
 1990(5)        10.00          0.56          (0.05)        (0.55)          --           --         9.96         6.96*     25,695
------------------------
FIXED INCOME FUND
------------------------
 1995**     $   10.06     $    0.32      $    0.45     $   (0.32)   $      --           --    $   10.51         7.74%  $ 249,380
 1995           10.66          0.61          (0.56)        (0.61)       (0.04)          --        10.06         0.65     244,138
 1994           10.88          0.62          (0.01)        (0.62)       (0.21)          --        10.66         5.38     272,409
 1993           10.52          0.71           0.66         (0.72)       (0.29)          --        10.88        13.69     208,115
 1992           10.11          0.76           0.47         (0.76)       (0.06)          --        10.52        12.62     150,594
 1991            9.84          0.79           0.26         (0.78)          --           --        10.11        11.18     110,935
 1990(5)        10.00          0.53          (0.19)        (0.50)          --           --         9.84         4.54*     71,228

                                       RATIO OF     RATIO OF NET
            RATIO OF     RATIO OF     AVERAGE NET    AVERAGE NET
           EXPENSES TO  NET INCOME      ASSETS         ASSETS       PORTFOLIO
           AVERAGE NET  TO AVERAGE    (EXCLUDING     (EXCLUDING     TURNOVER
             ASSETS     NET ASSETS     WAIVERS)       WAIVERS)        RATE
           -----------  -----------  -------------  -------------  -----------
---------
EQUITY IN
---------
 1995**          0.95%*       2.05%*        0.95%*         2.05%*       34.00%
 1995            0.95         2.47          0.95           2.47         57.96
 1994            0.93         3.06          0.93           3.06        156.21
 1993            1.00         3.33          1.00           3.33         70.84
 1992            0.96         4.04          0.96           4.04        111.52
 1991            0.94         4.65          0.98           4.61         98.75
 1990(5)         0.93*        4.29*         1.06*          4.16*        54.08
---------
GROWTH FU
---------
 1995**          0.95%*       0.87%*        0.95%*         0.87%*       30.98%
 1995            0.96         0.55          0.96           0.55         46.28
 1994            0.94         0.56          0.94           0.56        153.03
 1993            0.98         1.14          0.98           1.14        114.83
 1992            1.00         1.80          1.00           1.80        144.16
 1991            0.92         2.08          0.96           2.04         91.32
 1990(5)         0.90*        2.72*         1.00*          2.62*        41.69
---------
SMALL COM
---------
 1995**          1.28%*       0.49%*        1.28%*         0.49%*      103.90%
 1995            1.30         0.86          1.30           0.86         15.84
 1994            1.31         0.72          1.31           0.72         49.34
 1993            1.38         0.45          1.38           0.45         43.00
 1992(3)         1.22*        0.65*         1.27*          0.60*         9.08
---------
BALANCED
---------
 1995**          1.05%*       4.07%*        1.05%*         4.07%*       12.86%
 1995(6)         0.70*        4.10*         1.15*          3.65*        30.63
---------
SHORT/INT
---------
 1995**          0.85%*       6.00%*        0.85%*         6.00%*       25.80%
 1995            0.85         5.33          0.85           5.33         53.66
 1994            0.84         5.02          0.84           5.02         58.80
 1993            0.88         6.28          0.88           6.28         25.95
 1992            0.85         6.90          0.85           6.90         57.81
 1991            0.84         7.44          0.88           7.40         42.86
 1990(5)         0.88*        7.41*         0.98*          7.31*         2.46
---------
FIXED INC
---------
 1995**          0.84%*       6.16%*        0.84%*         6.16%*       23.17%
 1995            0.85         6.02          0.85           6.02         34.69
 1994            0.83         5.53          0.83           5.53         49.41
 1993            0.87         6.62          0.87           6.62         36.88
 1992            0.89         7.66          0.89           7.66        120.70
 1991            0.82         7.97          0.86           7.93         63.33
 1990(5)         0.82*        7.10*         0.98*          6.94*        12.97

                                      EXPENSES TO     INCOME TO


    The accompanying notes are an integral part of the financial statements.

                                       48

       FINANCIAL HIGHLIGHTS
       -------------------------------------------------------------------------
       For the period ended August 31, 1995

       For a Share Outstanding Throughout each Period.

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                                   DISTRIBUTIONS
                                       REALIZED AND   ---------------------------------------                               NET
            NET ASSET                   UNREALIZED                                 IN EXCESS                              ASSETS
              VALUE          NET         GAINS OR          NET                      OF NET      NET ASSET                 END OF
            BEGINNING    INVESTMENT     (LOSSES) ON    INVESTMENT      CAPITAL     REALIZED     VALUE END      TOTAL      PERIOD
            OF PERIOD      INCOME       INVESTMENTS      INCOME         GAINS        GAINS      OF PERIOD     RETURN       (000)
           -----------  -------------  -------------  -------------  -----------  -----------  -----------  -----------  ---------
-------------------------
MUNICIPAL BOND FUND
---------------------------
 1995**     $   10.28     $    0.24      $    0.28      $   (0.24)    $      --           --    $   10.56         5.06%  $  28,737
 1995           10.79          0.49          (0.39)         (0.49)        (0.12)          --        10.28         1.17      28,750
 1994           11.06          0.51          (0.03)         (0.51)        (0.24)          --        10.79         4.35      35,556
 1993           10.43          0.51           0.64          (0.52)           --           --        11.06        11.42      22,682
 1992           10.25          0.60           0.19          (0.60)        (0.01)          --        10.43         8.40      11,299
 1991            9.99          0.64           0.23          (0.61)           --           --        10.25         8.96       7,516
 1990(7)        10.00          0.14          (0.02)         (0.13)           --           --         9.99         4.81*      2,620
------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
------------------------------------------
 1995**     $   10.94     $    0.25      $    0.28      $   (0.25)    $      --           --    $   11.22         4.90%  $  97,752
 1995           11.31          0.51          (0.36)         (0.51)        (0.01)          --        10.94         1.49      96,857
 1994           11.30          0.54           0.04          (0.54)        (0.03)          --        11.31         5.18     111,354
 1993           10.46          0.52           0.85          (0.53)           --           --        11.30        13.48      47,169
 1992(3)        10.00          0.34           0.45          (0.33)           --           --        10.46        12.33*     10,673
--------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------
 1995**     $    9.59     $    0.22      $    0.27      $   (0.22)           --           --    $    9.86         5.13%  $  17,269
 1995            9.87          0.44          (0.28)         (0.44)           --           --         9.59         1.81      16,724
 1994(8)        10.00          0.21          (0.13)         (0.21)           --           --         9.87         1.53*     19,866
---------------------------------
INTERNATIONAL EQUITY FUND
---------------------------------
 1995**     $   11.92     $    0.08      $    1.44      $      --     $      --    $      --    $   13.44        12.75%  $  46,104
 1995           13.79          0.01          (0.93)            --         (0.95)          --        11.92       (6.99)      34,937
 1994           10.32          0.03           3.88          (0.03)        (0.41)          --        13.79        38.19      33,223
 1993           10.62          0.09          (0.34)         (0.05)           --           --        10.32       (2.35)      13,463
 1992(3)        10.00          0.02           0.63             --            --        (0.03)       10.62         9.88*     12,427
-----------------------------------------
INTERNATIONAL FIXED INCOME FUND
-----------------------------------------
 1995**     $   10.52     $    0.39      $    0.55      $   (0.04)    $      --    $      --    $   11.42         8.96%  $  45,242
 1995           10.75          0.62          (0.48)         (0.13)        (0.24)          --        10.52         1.50      45,657
 1994           10.76          0.65           0.46          (0.90)        (0.22)          --        10.75        10.24      46,888
 1993           10.21          0.52           0.47          (0.30)        (0.14)          --        10.76         9.55      38,257
 1992(3)        10.00          0.31           0.26             --         (0.06)       (0.30)       10.21         8.92*     27,744

                                         RATIO OF     RATIO OF NET
             RATIO OF      RATIO OF     AVERAGE NET    AVERAGE NET
            EXPENSES TO   NET INCOME      ASSETS         ASSETS       PORTFOLIO
            AVERAGE NET   TO AVERAGE    (EXCLUDING     (EXCLUDING     TURNOVER
              ASSETS      NET ASSETS     WAIVERS)       WAIVERS)        RATE
           -------------  -----------  -------------  -------------  -----------
---------
MUNICIPAL
---------
 1995**           0.92%*        4.51%*        0.92%*         4.51%*       32.60%
 1995             0.75          4.75          0.93           4.57         60.86
 1994             0.69          4.66          0.96           4.39         80.70
 1993             1.01          4.80          1.30           4.49        144.89
 1992             0.75          5.81          1.31           5.25        114.78
 1991             0.32          6.33          1.40           5.25         30.21
 1990(7)          0.39*         5.85*         1.56*          4.68*         0.00
---------
NEW JERSE
---------
 1995**           0.88%*        4.51%*        0.88%*         4.51%*       18.47%
 1995             0.79          4.71          0.87           4.63         28.43
 1994             0.38          4.75          0.86           4.27         12.05
 1993             0.48          5.04          1.04           4.48         16.09
 1992(3)          0.52*         5.35*         1.29*          4.58*         0.00
---------
PENNSYLVA
---------
 1995**           1.00%*        4.48%*        1.00%*         4.48%*       50.34%
 1995             0.65          4.63          1.01           4.27         48.91
 1994(8)          0.22*         4.27*         0.85*          3.64*        30.68
---------
INTERNATI
---------
 1995**           1.41%*        1.37%*        1.41%*         1.37%*       34.74%
 1995             1.46          0.07          1.46           0.07         47.68
 1994             1.59          0.11          1.59           0.11         51.30
 1993             1.63          0.91          1.63           0.91         80.72
 1992(3)          1.56*         0.25*         1.61*          0.20*        22.26
---------
INTERNATI
---------
 1995**           1.18%*        5.75%*        1.18%*         5.75%*       58.50%
 1995             1.24          5.96          1.24           5.96        130.64
 1994             1.38          6.00          1.38           6.00        128.14
 1993             1.30          6.31          1.30           6.31        115.25
 1992(3)          1.33*         6.79*         1.37*          6.75*       110.13

                                        EXPENSES TO     INCOME TO


------------------



        *  Annualized.
       **  For the 6 months ended August 31, 1995.
      (1)  Commenced operations on March 1, 1988.
      (2)  Commenced operations on March 24, 1988.
      (3)  Commenced operations on July 1, 1991.
      (4)  Commenced operations on August 15, 1991.


    The accompanying notes are an integral part of the financial statements.

                                       49



      (5)  Commenced operations on May 31, 1989.
      (6)  Commenced operations on July 1, 1994.
      (7)  Commenced operations on December 1, 1989.
      (8)  Commenced operations on August 31, 1993.


    The accompanying notes are an integral part of the financial statements.

                                       50

       NOTES TO FINANICAL STATEMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       1. ORGANIZATION:

        The Compass Capital Group (the 'Group') was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company established as a Massachusetts business trust.

        The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group presently offers shares of the Cash Reserve Fund, U.S. Treasury Fund, Municipal Money Fund, New Jersey Municipal Money Fund, Pennsylvania Municipal Money Fund, Equity Income Fund, Growth Fund, Small Company Fund (formerly Small Cap Value), Balanced Fund, Short/Intermediate Fund, Fixed Income Fund, Municipal Bond Fund, New Jersey Municipal Bond Fund, Pennsylvania Municipal Bond Fund, International Equity Fund and International Fixed Income Fund (referred to as a 'Fund' or collectively as the 'Funds'). Sales of shares of the Group may be made to customers of Midlantic Bank N.A. ('Midlantic'), and to the general public. Effective August 27, 1994, Midlantic National Bank, the investment adviser to the Group, merged with Continental Bank and changed its name to Midlantic Bank, N.A.

         2. SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

        Securities Valuation -- Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price quoted on the primary exchange or board of trade which such option contracts are stated. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund and International Fixed Income Fund (the 'International Funds') are valued based upon quotations from the primary market in which they are traded. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted and illiquid securities for which quotations are not readily available are valued at fair value using methods determined in good faith as approved by the Board of Trustees.

        Security Transactions and Related Income -- Security transactions are accounted on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis.

                                   Continued

                                       50

       NOTES TO FINANCIAL STATEMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

        Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Market discounts and premiums are not amortized for financial reporting and Federal income tax purposes in the taxable variable net asset value funds. Market premiums and original issue discounts are amortized for financial reporting and Federal income tax purposes in the Municipal Bond Fund, New Jersey Municipal Bond Fund, and Pennsylvania Municipal Bond Fund.

        Repurchase Agreements -- The Group may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation ('FDIC') with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers whom Midlantic deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Group plus interest negotiated on the basis of current short-term rates.

        Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty.

        The Group may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement.

        If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

        Distributions to Shareholders -- Distributions from net investment income are declared daily and paid monthly for the money market funds. Distributions from net investment income are declared and paid monthly for the variable net asset value funds, excluding the Small Company Fund which is paid quarterly and the International Funds which are paid twice annually. Any net realized capital gains are declared and distributed to shareholders at least annually.

        Differences between undistributed net investment income or accumulated net capital gains for financial reporting and tax purposes, if permanent, are required to be reclassified to/from paid in capital.

        Federal Income Taxes -- It is the intention of the Group to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

                                   Continued

                                       51

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

        Foreign Currency Translation -- The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

        (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

        The International Funds do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

        The International Funds report certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

        Forward Foreign Currency Contracts -- The International Funds enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

        The aggregate principal amounts of the contracts are not recorded as the Funds intend to settle the contracts prior to delivery.

        Other -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.

                                   Continued

                                       52

       NOTES TO FINANCIAL STATEMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

         3. PURCHASES AND SALES OF SECURITIES:

        Purchases and sales of securities (excluding short-term and U.S. Government securities) for the six month period ended August 31, 1995 were as follows:


                                                                                         PURCHASES     SALES
                                                                                           (000)       (000)
                                                                                        -----------  ----------
Equity Income Fund....................................................................   $ 103,452   $  106,584
Growth Fund...........................................................................      49,938       44,529
Small Company Fund....................................................................      24,818       30,612
Balanced Fund.........................................................................       6,400        2,315
Short/Intermediate Fund...............................................................      27,816       27,785
Fixed Income Fund.....................................................................      28,383       20,250
Municipal Bond Fund...................................................................      11,579        8,986
New Jersey Municipal Bond Fund........................................................      17,082       18,687
Pennsylvania Municipal Bond Fund......................................................       8,575        9,373
International Equity Fund.............................................................      19,223       12,741
International Fixed Income Fund.......................................................      23,804       27,966
Purchases and sales of U.S. Government securities were:


                                                                                         PURCHASES     SALES
                                                                                           (000)       (000)
                                                                                        -----------  ----------
Balanced Fund.........................................................................   $   2,424   $      934
Short/Intermediate Fund...............................................................      18,463       26,172
Fixed Income Fund.....................................................................      29,755       33,267

         4. RELATED PARTY TRANSACTIONS:

        SEI Financial Management Corporation (the 'Administrator') serves the Group as Administrator. Under the terms of the administration agreement between the Group and the Administrator, the Administrator earns an annual fee of .18% of the daily net assets of the Funds. SEI Financial Services Company (the 'Distributor') serves the Group as Distributor pursuant to a distribution agreement between the Group and the Distributor. The Distributor receives no fee for its services.

        Investment advisory services are provided to the Group by Midlantic. Under the terms of the investment advisory agreement, Midlantic is entitled to receive fees based on a percentage of the average net assets of the Funds. The advisory fee is equal to .35% of the average daily net assets of the Cash Reserve Fund and U.S. Treasury Fund; .40% of the Municipal Money Fund, New Jersey Municipal Money Fund and Pennsylvania Municipal Money Fund; .60% of the Short/Intermediate Fund, Fixed Income Fund, Municipal Bond Fund, New Jersey Municipal Bond Fund and Pennsylvania Municipal Bond Fund; .70% of the Growth Fund, Equity Income Fund and Balanced Fund; .80% of the International Fixed Income Fund; and .90% of the Small Company Fund and International Equity Fund.

                                   Continued

                                       53

                                              THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

        Wall Street Associates, Morgan Grenfell Investment Services Limited and Seligman Henderson Co. serve as subadvisors for the Small Company Fund, International Fixed Income Fund and International Equity Fund, respectively pursuant to subadvisory agreements with Midlantic. Wellington Management Company ('Wellington') serves as subadvisor to the Equity Income Fund and Growth Fund pursuant to a subadvisory agreement among Midlantic, Wellington and the Group.

         5. INVESTMENT TRANSACTIONS:

        At August 31, 1995 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate unrealized appreciation and depreciation information at August 31, 1995 for each variable net asset value fund is as follows:




                                          EQUITY                  SMALL                      SHORT/          FIXED
                                          INCOME     GROWTH      COMPANY     BALANCED     INTERMEDIATE      INCOME
                                           (000)      (000)       (000)        (000)          (000)          (000)
                                         ---------  ---------  -----------  -----------  ---------------  -----------
Aggregate gross unrealized
  appreciation.........................  $  57,974  $  29,549   $   2,653    $   2,567      $   2,660      $   8,150
Aggregate gross unrealized
  depreciation.........................     (5,216)    (2,635)       (462)        (160)        (1,553)        (1,604)
                                         ---------  ---------  -----------  -----------       -------     -----------
Net unrealized appreciation............  $  52,758  $  26,914   $   2,191    $   2,407      $   1,107      $   6,546
                                         ---------  ---------  -----------  -----------       -------     -----------
                                         ---------  ---------  -----------  -----------       -------     -----------



                                                 NEW JERSEY         PENNSYLVANIA      INTERNATIONAL    INTERNATIONAL
                                 MUNICIPAL     MUNICIPAL BOND      MUNICIPAL BOND         EQUITY       FIXED INCOME
                                BOND (000)          (000)               (000)             (000)            (000)
                               -------------  -----------------  -------------------  --------------  ---------------
Aggregate gross unrealized
  appreciation...............    $     474        $   1,835           $     117         $    4,959           1,947
Aggregate gross unrealized
  depreciation...............         (165)          (1,135)               (190)            (1,210)           (281)
                                    ------         --------              ------       --------------       -------
Net unrealized appreciation/
  (depreciation).............    $     309        $     700           $     (73)        $    3,749       $   1,666
                                    ------         --------              ------       --------------       -------
                                    ------         --------              ------       --------------       -------

         6. RECENT AND SUBSEQUENT EVENTS:

        On July 10, 1995, Midlantic Corporation, the parent corporation of the investment adviser of the Group, entered into a merger agreement with PNC Banc Corp. As a result, the Trustees of the Group will call a special meeting of the shareholders to vote on the following proposal: Shareholders of the Group will vote to approve or disapprove an asset purchase agreement which provides for (A) the transfer of assets and liabilities of the Group's investment portfolios to corresponding portfolios of The PNC Fund (the 'Compass Transaction') and (B) the approval of interim investment advisory and sub-advisory agreements for the Group's investment portfolios if the merger of Midlantic Corporation and

                                   Continued

                                       54

       NOTES TO FINANCIAL STATEMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

        PNC Banc Corp. occurs before the closing of the Compass
        Transaction. Detailed information about the proposed transaction will be described in the Proxy Statement mailed to the Shareholders.

         7. FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT AUGUST 31, 1995



                                                         CONTRACTS TO                            UNREALIZED
                                                           DELIVER/                            APPRECIATION/
                                  MATURITY DATES           RECEIVE          IN EXCHANGE FOR    (DEPRECIATION)
                                -------------------  --------------------  -----------------  ----------------
                                INTERNATIONAL EQUITY FUND
Foreign Currency Sale.........       11/10/95            JY   614,312,000    $   6,800,000      $    447,723
                                                                           -----------------  ----------------
                                                                           -----------------  ----------------
                                INTERNATIONAL FIXED INCOME FUND
Foreign Currency Sales........   09/08/95-11/17/95       FF    21,900,000    $   4,439,940      $     98,331
                                 09/21/95-11/29/95       DK    19,920,000        3,555,673            55,634
                                 10/13/95-11/20/95       DM    23,360,000       16,382,762           411,318
                                 10/13/95-11/13/95       JY   788,250,000        8,878,225           735,175
                                     11/14/95            NZ     2,100,000        1,369,673            13,913
                                     11/16/95            UK     2,510,000        3,913,090            47,976
                                     11/17/95            CA     2,300,000        1,686,835           (24,372)
                                     11/17/95           SK      5,000,000          684,463             3,480
                                                                           -----------------  ----------------
                                                                             $  40,910,661      $  1,341,455
                                                                           -----------------  ----------------
                                                                           -----------------  ----------------

        CURRENCY LEGEND



CA         Canadian Dollar
DK         Danish Kroner
DM         German Marks
FF         French Francs
JY         Japanese Yen
NZ         New Zealand Dollar
SK         Swedish Krona
UK         British Pounds Sterling


        At August 31, 1995, the International Fixed Income Fund had unrealized gains on closed but unsettled foward foreign currency contracts of $31,987 scheduled to settle on September 18, 1995.

                                       55

                                      NOTES